                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-1629

                       RIVERSOURCE DIMENSIONS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED SMALL AND MID CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   32

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   55

Federal Income Tax Information.....   57

Board Members and Officers.........   58

Approval of Investment Management
  Services Agreement...............   62

Proxy Voting.......................   65




--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares declined 25.63% (excluding sales charge) for the 12-month period ended July 31, 2009.

> The Fund underperformed its benchmark, the Russell 2500(TM) Index, which fell
  20.66%.

> The Fund also underperformed the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which declined 19.77%, for the same period.

  ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
  ------------------------------------------------------------------------------



                                                           SINCE
                                                         INCEPTION
                                        1 YEAR  3 YEARS   5/18/06
------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity Fund Class A (excluding
  sales charge)                        -25.63%  -11.14%   -12.07%
------------------------------------------------------------------
Russell 2500 Index (unmanaged)         -20.66%   -5.66%    -6.10%
------------------------------------------------------------------
Lipper Mid-Cap Core Funds Index        -19.77%   -4.71%    -5.00%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 5/18/06)             -25.63%  -11.14%   -12.07%
-------------------------------------------------------------------
Class B (inception 5/18/06)             -26.12%  -11.78%   -12.72%
-------------------------------------------------------------------
Class C (inception 5/18/06)             -26.12%  -11.79%   -12.73%
-------------------------------------------------------------------
Class I (inception 5/18/06)             -25.15%  -10.75%   -11.70%
-------------------------------------------------------------------
Class R4 (inception 5/18/06)            -25.41%  -10.85%   -11.80%
-------------------------------------------------------------------
Class W (inception 12/1/06)             -25.47%     N/A    -15.36%
-------------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)             -29.90%  -12.88%   -13.68%
-------------------------------------------------------------------
Class B (inception 5/18/06)             -29.81%  -12.66%   -13.54%
-------------------------------------------------------------------
Class C (inception 5/18/06)             -26.86%  -11.79%   -12.73%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
           X              MEDIUM   SIZE
           X              SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholder,

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) Class A shares declined 25.63% (excluding sales charge) for the 12-month period ended July 31, 2009. The Fund underperformed its benchmark, the Russell 2500(R) Index (Russell Index), which fell 20.66%, as well as the Lipper Mid-Cap Core Funds Index, representing the Fund's peer group, which declined 19.77%, for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Early in the annual period, financial markets worldwide came under great stress amid a deepening economic downturn. Data showed that the U.S. economy shrank by 6.2% in the fourth quarter of 2008, the largest contraction in 25 years. Consumer confidence fell, and unemployment hit new highs. Gross Domestic Product
(GDP) continued to decline, shrinking 6.4% during the first quarter of 2009. Equities, both in the U.S. and around the globe, sold off, posting major declines not seen since the 1930s. In unprecedented efforts to mitigate the crisis, governments

SECTOR DIVERSIFICATION(1)  (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     17.3%
------------------------------------------------
Consumer Staples                            5.9%
------------------------------------------------
Energy                                      7.6%
------------------------------------------------
Financials                                 14.1%
------------------------------------------------
Health Care                                12.5%
------------------------------------------------
Industrials                                16.2%
------------------------------------------------
Information Technology                     14.6%
------------------------------------------------
Materials                                   7.4%
------------------------------------------------
Telecommunication Services                  1.7%
------------------------------------------------
Utilities                                   2.7%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

worldwide passed massive stimulus packages and debated strategies to calm investor fears. Beginning in March 2009, economic conditions began to stabilize, with many indicators less negative than they had been in prior months. For example, GDP declined far less than expected during the second quarter, with a comparatively modest contraction of 1%. Certain key drivers in the housing market appeared to turn the corner. Unemployment indicators also gave reason for cautious optimism. Such "green shoots" provided a boost to the equity markets, which subsequently rallied strongly through July 2009. Most major U.S. equity indices were in positive territory year-to-date through July 31, 2009, though it was not enough to outweigh the decline of the first five months of the fiscal year.

The Fund's performance was primarily driven by the two quantitative-based investment themes we employ in selecting stocks for the Fund's portfolio -- value and momentum. During the 12-month period, the momentum theme underperformed the Russell Index while the value overperformed. Our value theme was flat for the first half of the annual period but strengthened significantly during 2009. Our momentum theme generated weak results during the whole period. The momentum theme, designed in part to capture investor sentiment over the near to mid term, was challenged by

TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

WR Grace & Co                               1.1%
------------------------------------------------
Platinum Underwriters Holdings              1.1%
------------------------------------------------
OM Group                                    0.8%
------------------------------------------------
Magellan Health Services                    0.8%
------------------------------------------------
Benchmark Electronics                       0.8%
------------------------------------------------
Mueller Inds                                0.8%
------------------------------------------------
Arkansas Best                               0.8%
------------------------------------------------
Granite Construction                        0.7%
------------------------------------------------
Myriad Genetics                             0.7%
------------------------------------------------
GrafTech Intl                               0.6%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the difficulty in gauging investor sentiment, which ranged from excessive fear to a more bullish, less risk-averse view. While such results are most certainly disappointing, our research continues to indicate that the style diversification provided by the very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, sector allocation overall detracted from the Fund's performance, with a sizable weighting in energy, one of the weaker performing sectors in the Russell Index during the period, and only a modest position in utilities, one of the better performing sectors in the Russell Index during the period, hurting most.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the health care, materials and consumer staples sectors detracted. This more than offset the combined effect of strong stock selection in financials and energy. The Fund had a bias toward the smaller-cap names within the Russell Index, which aided returns. Unfortunately, weak selection among small-cap names overshadowed the benefit of such positioning.

Among individual holdings, the stocks that contributed most favorably to the Fund's return


  At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.






--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



during the annual period included several airline companies. These were ALASKA AIR GROUP (selected by the value theme), CONTINENTAL AIRLINES (chosen by the momentum and value themes), and UAL (parent company of United Airlines; a value theme choice). Other leading contributors to the Fund's results were chemical manufacturer W. R. GRACE & CO. (a choice of the value theme) and technology-related services provider SAIC (also a value theme selection).

Stocks that detracted most from the Fund's annual results were metals producer COMMERCIAL METALS (selected by the momentum and value themes), energy company PATTERSON-UTI ENERGY (a value theme choice), chemical company CF INDUSTRIES HOLDINGS (a value theme selection), metals and mining company CLIFFS NATURAL RESOURCES (selected by the value theme), and transportation company YRC WORLDWIDE (a value theme selection).

At the end of July, the Fund's largest individual stock holdings included biotechnology firm MYRIAD GENETICS (a momentum theme choice); insurance company PLATINUM UNDERWRITERS HOLDINGS (selected by the value theme); managed health care services provider MAGELLAN HEALTH SERVICES (a value theme choice); electronic components manufacturer BENCHMARK ELECTRONICS (selected by the value theme); and chemical manufacturer W.R. Grace & Co.

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative-based theme-driven stock selection during the period, the portfolio's sector allocations changed somewhat. For example, the Fund's exposure to consumer staples shifted from less than to greater than that of the Russell Index. The Fund's position in information technology increased but remained less than the Russell Index. The Fund's already sizable allocation to consumer discretionary increased further. Conversely, the Fund's relative positions in energy, financials and industrials decreased. Also, in order to increase the liquidity of the Fund's portfolio during this challenging period, we increased the number of names held from approximately 300 at the start of the annual period to 375 at the end of July 2009. Given all of these changes, the Fund's portfolio turnover rate for the annual period was 104%.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In managing risk associated with small- and mid-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Russell Index.

OUR FUTURE STRATEGY
Following a strong rally that sent equity markets into positive territory for the first seven months of 2009, investors at the end of July were faced with the question -- where do we go from here? In our view, the equity markets were closer to fair value at the end of July than they were three months prior. Corporate earnings were anemic, but, in many cases, better than expectations. However, even with glimmers of positive news, the economy remained in a weakened state. We believe the real uncertainty was determining what catalyst is going to sustain the equity markets upward trend. The answer, in our opinion, is that investors will need to see real improvement or growth in both the economy and corporate earnings. We continue to believe that just such a scenario is likely to materialize in the fourth quarter of 2009, as the effects of massive government intervention take hold. It is worth noting that coming out of previous recessions, small- and mid-cap stocks have done well.

Given this view, through our quantitative-based themes, we are positioning the Fund's portfolio to take advantage of the recovery, investing in those areas we consider attractive from both a valuation and growth perspective. At the same time, we believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for most potential market conditions. Whether there is a surge in small- and mid-cap stocks or a downturn, the combination of themes should, in our view, help us deliver value relative to the Russell Index over extended periods of time.


--------------------------------------------------------------------------------
  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.


(PHOTO - DIMITRIS BERTSIMAS, PhD)    (PHOTO - STEVE KOKKOTOS, PhD)        (PHOTO - GINA MOURTZINOU, PhD)

Dimitris Bertsimas, Ph.D.            Steve Kokkotos, Ph.D.                Gina Mourtzinou, Ph.D.
Senior Portfolio Manager             Portfolio Manager                    Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small and Mid Cap Equity Fund Class A shares (from 5/18/06 to 7/31/09) as compared to the performance of two widely cited performance indices, the Russell 2500 Index and the Lipper Mid-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    5/18/06
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,010    $6,612     $6,243
---------------------------------------------------------------------------------
     Average annual total return                    -29.90%   -12.88%    -13.68%
---------------------------------------------------------------------------------
RUSSELL 2500 INDEX(1)
     Cumulative value of $10,000                     $7,934    $8,396     $8,174
---------------------------------------------------------------------------------
     Average annual total return                    -20.66%    -5.66%     -6.10%
---------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                     $8,023    $8,653     $8,484
---------------------------------------------------------------------------------
     Average annual total return                    -19.77%    -4.71%     -5.00%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            SMALL AND
                             MID CAP
                           EQUITY FUND
                             CLASS A                                   LIPPER MID-CAP
                         (INCLUDES SALES           RUSSELL 2500          CORE FUNDS
                             CHARGE)                 INDEX(1)             INDEX(2)
                     -----------------------    -----------------    -----------------
5/18/06                   $ 9,425                  $10,000               $10,000
7/06                        8,898                    9,735                 9,807
10/06                       9,455                   10,589                10,519
1/07                       10,191                   11,278                11,190
4/07                       10,401                   11,665                11,746
7/07                        9,533                   11,249                11,599
10/07                       9,732                   11,935                12,223
1/08                        8,505                   10,454                10,847
4/08                        8,535                   10,635                11,129
7/08                        8,395                   10,302                10,575
10/08                       5,803                    7,487                 7,639
1/09                        5,143                    6,404                 6,674
4/09                        5,493                    7,194                 7,461
7/09                        6,243                    8,174                 8,484




(1) The Russell 2500 Index, an unmanaged index, measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Core Funds Index includes the 30 largest mid-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,214.00        $ 7.29(c)      1.32%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.35        $ 6.64(c)      1.32%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,209.90        $11.52(c)      2.09%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.51        $10.50(c)      2.09%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,209.90        $11.46(c)      2.08%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.56        $10.45(c)      2.08%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,217.50        $ 4.64(c)       .84%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.74        $ 4.23(c)       .84%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,216.00        $ 6.52(c)      1.18%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.05        $ 5.94(c)      1.18%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,215.30        $ 7.12(c)      1.29%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.50        $ 6.49(c)      1.29%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2009: +21.40% for Class A, +20.99% for Class B, +20.99% for Class C, +21.75% for Class I, +21.60% for Class R4 and +21.53% for Class W.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------



(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.40% for Class A, 2.17% for Class B, 2.16% for Class C, 0.95% for Class I, 1.25% for Class R4 and 1.40% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2009. Had this change been in place for the entire six month period ended July 31, 2009, the actual expenses paid would have been $7.51 for Class A, $11.74 for Class B, $11.68 for Class C, $4.59 for Class I and $6.30 for Class R4; the hypothetical expenses paid would have been $6.84 for Class A, $10.70 for Class B, $10.65 for Class C, $4.18 for Class I and $5.74 for Class R4. The actual and hypothetical expenses paid for Class W would have been the same as those presented in the table above.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.2%)
AeroVironment                                             8,369(b)           $238,014
American Science & Engineering                            4,466               311,504
Applied Signal Technology                                 7,814               195,350
Ceradyne                                                 48,131(b,d)          868,764
Cubic                                                     6,924               271,144
Spirit AeroSystems Holdings Cl A                          6,750(b,d)           87,818
                                                                      ---------------
Total                                                                       1,972,594
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Pacer Intl                                               63,195               156,724
-------------------------------------------------------------------------------------

AIRLINES (2.0%)
Alaska Air Group                                         20,176(b)            465,259
Allegiant Travel                                          8,932(b,d)          386,845
AMR                                                      31,889(b,d)          170,606
Continental Airlines Cl B                                20,598(b,d)          230,080
Delta Air Lines                                          50,500(b)            349,965
Hawaiian Holdings                                        70,858(b,d)          452,783
SkyWest                                                  90,880             1,152,357
                                                                      ---------------
Total                                                                       3,207,895
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.2%)
Autoliv                                                  10,984(c,d)          393,337
Cooper Tire & Rubber                                     48,338               713,469
Exide Technologies                                       52,790(b,d)          257,087
Goodyear Tire & Rubber                                   19,404(b)            330,256
Lear                                                     68,731(b)             15,121
Spartan Motors                                           29,436               206,052
                                                                      ---------------
Total                                                                       1,915,322
-------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Hansen Natural                                            2,804(b)             86,952
Pepsi Bottling Group                                      5,593               189,882
                                                                      ---------------
Total                                                                         276,834
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.0%)
Cephalon                                                  5,853(b,d)          343,278
Cubist Pharmaceuticals                                   20,309(b)            403,540
Isis Pharmaceuticals                                     36,364(b)            664,734
Myriad Genetics                                          47,068(b)          1,290,605
PDL BioPharma                                            41,449               341,125
Vertex Pharmaceuticals                                    5,580(b)            200,936
                                                                      ---------------
Total                                                                       3,244,218
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
American Woodmark                                        12,101               283,647
Apogee Enterprises                                       24,299(d)            354,280
Insteel Inds                                             33,365(d)            339,989
                                                                      ---------------
Total                                                                         977,916
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
GFI Group                                                43,117               278,105
Greenhill & Co                                            6,991(d)            526,562
MVC Capital                                              20,989               193,309
optionsXpress Holdings                                    7,299               131,893
Penson Worldwide                                         12,635(b,d)          147,450
Stifel Financial                                          7,145(b,d)          356,750
SWS Group                                                30,057               413,584
                                                                      ---------------
Total                                                                       2,047,653
-------------------------------------------------------------------------------------

CHEMICALS (4.1%)
Balchem                                                  12,708               352,647
Calgon Carbon                                            20,114(b)            254,844
Celanese Series A                                         4,900               125,930
CF Inds Holdings                                          3,506               276,764
Eastman Chemical                                          3,128               155,336
Innophos Holdings                                        16,725               314,096
Olin                                                     26,012               358,705
OM Group                                                 48,172(b)          1,621,470
PPG Inds                                                  4,210               231,550
Solutia                                                  38,125(b)            340,838
Terra Inds                                                7,014               204,528
Valspar                                                   4,570               115,712


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHEMICALS (CONT.)
Westlake Chemical                                         3,751               $93,737
WR Grace & Co                                           129,848(b)          2,159,373
                                                                      ---------------
Total                                                                       6,605,530
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
BancFirst                                                 6,427(d)            230,279
First Citizens BancShares Cl A                              817               116,039
First Financial                                           9,065(d)            294,522
First Financial Bankshares                                6,163(d)            324,605
First Horizon Natl                                       20,150(b)            258,323
Huntington Bancshares                                    21,899(d)             89,567
PacWest Bancorp                                           7,979               128,302
SVB Financial Group                                       5,204(b,d)          183,441
TowneBank                                                14,586(d)            193,410
Trico Bancshares                                         15,002(d)            249,483
Trustmark                                                15,943(d)            317,266
UMB Financial                                            11,155(d)            465,387
Zions Bancorporation                                      9,533(d)            129,458
                                                                      ---------------
Total                                                                       2,980,082
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
Healthcare Services Group                                16,117(d)            300,904
Herman Miller                                            19,387               322,018
HNI                                                      26,847(d)            598,151
Kimball Intl Cl B                                        37,006               251,641
Rollins                                                  19,686               360,844
RR Donnelley & Sons                                       8,800               122,320
Tetra Tech                                               13,665(b,d)          411,590
United Stationers                                        20,549(b)            953,885
Viad                                                     16,400               290,608
                                                                      ---------------
Total                                                                       3,611,961
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
3Com                                                    217,162(b)            818,700
ARRIS Group                                              48,742(b)            593,678
Loral Space & Communications                             10,351(b)            216,646
NETGEAR                                                  34,379(b)            584,787
Starent Networks                                         13,913(b)            333,634
Tellabs                                                  42,860(b)            248,588
                                                                      ---------------
Total                                                                       2,796,033
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Adaptec                                                 111,318(b,d)          296,106
Electronics for Imaging                                  17,993(b)            205,120
Lexmark Intl Cl A                                        21,028(b)            304,485
NCR                                                      18,125(b)            234,538
Novatel Wireless                                         34,792(b,d)          329,828
SanDisk                                                   6,529(b)            116,347
Seagate Technology                                       58,394(c)            703,064
Western Digital                                          29,227(b)            884,116
                                                                      ---------------
Total                                                                       3,073,604
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.6%)
EMCOR Group                                              30,291(b,d)          730,619
Fluor                                                     6,755               356,664
Granite Construction                                     39,290(d)          1,331,146
KBR                                                      20,759               439,883
Michael Baker                                             8,722(b)            371,993
Tutor Perini                                             54,049(b,d)          997,204
                                                                      ---------------
Total                                                                       4,227,509
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                          3,927               186,454
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.5%)
Advance America Cash Advance Centers                     28,231               155,835
Advanta Cl B                                            122,086(d)             40,288
Discover Financial Services                              40,199(d)            477,565
First Cash Financial Services                             7,815(b)            146,922
                                                                      ---------------
Total                                                                         820,610
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Pactiv                                                    5,475(b)            137,861
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.2%)
Apollo Group Cl A                                         3,416(b)            235,841
Career Education                                          8,485(b)            194,476
Corinthian Colleges                                      52,852(b,d)          816,035
ITT Educational Services                                  1,951(b)            189,930
Regis                                                    13,085               178,741
Universal Technical Institute                            18,301(b,d)          290,437
                                                                      ---------------
Total                                                                       1,905,460
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyTel                                               29,423              $923,587
NTELOS Holdings                                          14,150               219,184
Qwest Communications Intl                               155,151(d)            598,883
                                                                      ---------------
Total                                                                       1,741,654
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Edison Intl                                               5,408               174,787
Northeast Utilities                                       7,219               166,109
Pinnacle West Capital                                     5,630               179,935
                                                                      ---------------
Total                                                                         520,831
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
Encore Wire                                               8,693(d)            188,551
General Cable                                             3,353(b)            129,996
GrafTech Intl                                            89,394(b)          1,227,380
                                                                      ---------------
Total                                                                       1,545,927
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.1%)
Anixter Intl                                             32,004(b,d)        1,095,177
Arrow Electronics                                        23,142(b)            596,369
Avnet                                                    24,576(b)            599,654
Benchmark Electronics                                   100,002(b)          1,580,032
Ingram Micro Cl A                                        31,327(b)            526,920
Insight Enterprises                                      58,329(b)            600,789
Jabil Circuit                                            19,183               175,716
Methode Electronics                                      53,446(d)            405,121
Plexus                                                   13,037(b)            334,921
SYNNEX                                                   19,348(b,d)          549,870
Vishay Intertechnology                                   16,826(b)            119,633
                                                                      ---------------
Total                                                                       6,584,202
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.3%)
Basic Energy Services                                    41,745(b)            281,779
BJ Services                                              29,337(d)            415,999
Bronco Drilling                                          34,636(b,d)          145,471
Complete Production Services                             36,146(b,d)          298,566
ENSCO Intl                                               17,973               680,997
GulfMark Offshore                                        15,848(b)            506,978
Helmerich & Payne                                         8,851(d)            304,120
Key Energy Services                                      76,432(b)            531,585
Lufkin Inds                                               9,928               450,731
Nabors Inds                                              17,702(b,c)          301,288
Oil States Intl                                           3,879(b)            105,198
Parker Drilling                                         192,562(b,d)          889,637
Patterson-UTI Energy                                     25,763(d)            355,787
Pioneer Drilling                                         44,406(b)            194,498
Pride Intl                                               10,437(b,d)          261,656
Rowan Companies                                          20,868               445,114
SEACOR Holdings                                           1,884(b)            149,740
Tidewater                                                 7,954               357,930
Unit                                                      4,876(b)            154,520
                                                                      ---------------
Total                                                                       6,831,594
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Casey's General Stores                                   34,451(d)            944,992
Ingles Markets Cl A                                      19,931               333,047
Nash Finch                                                9,177               281,734
Pantry                                                   12,688(b)            222,674
Safeway                                                  14,965               283,287
SUPERVALU                                                32,758               485,801
Winn-Dixie Stores                                        45,397(b,d)          643,275
                                                                      ---------------
Total                                                                       3,194,810
-------------------------------------------------------------------------------------

FOOD PRODUCTS (3.3%)
Bunge                                                    11,743(d)            821,658
Cal-Maine Foods                                          21,040(d)            619,207
Darling Intl                                             41,293(b)            291,529
Dean Foods                                                7,090(b)            150,237
Diamond Foods                                            11,374               320,747
Fresh Del Monte Produce                                  23,183(b,c,d)        496,348
Green Mountain Coffee Roasters                           11,743(b,d)          827,176
J&J Snack Foods                                          10,744(d)            465,645
Lance                                                     7,563(d)            191,646
Ralcorp Holdings                                         10,239(b)            650,279
Sanderson Farms                                           9,095               369,985
TreeHouse Foods                                           4,720(b,d)          153,164
                                                                      ---------------
Total                                                                       5,357,621
-------------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
Laclede Group                                            12,062               404,921
New Jersey Resources                                     16,614(d)            641,300
Piedmont Natural Gas                                      6,606               162,640
                                                                      ---------------
Total                                                                       1,208,861
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Edwards Lifesciences                                      2,996(b)           $195,968
Greatbatch                                                6,314(b,d)          139,161
ICU Medical                                               6,826(b)            265,736
NuVasive                                                  9,926(b,d)          410,837
STERIS                                                   16,140(d)            453,211
Thoratec                                                 39,205(b,d)          985,614
Volcano                                                   4,343(b)             65,970
                                                                      ---------------
Total                                                                       2,516,497
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.8%)
AMERIGROUP                                               35,699(b,d)          881,051
Bio-Reference Laboratories                                5,287(b,d)          169,501
CIGNA                                                    32,464               921,978
Coventry Health Care                                     27,609(b)            635,007
DaVita                                                    3,092(b)            153,672
Emergency Medical Services Cl A                           4,774(b)            186,854
Gentiva Health Services                                  13,776(b,d)          293,153
Health Net                                               13,954(b)            188,798
HealthSpring                                             69,298(b)            875,234
HMS Holdings                                             11,566(b,d)          444,134
Humana                                                   24,326(b)            799,109
Kindred Healthcare                                       59,708(b)            838,300
Landauer                                                  2,964               198,351
Magellan Health Services                                 49,947(b)          1,616,286
Molina Healthcare                                        28,889(b,d)          651,447
Omnicare                                                  7,635               182,247
Quest Diagnostics                                         9,678               528,612
Triple-S Management Cl B                                 22,573(b,c,d)        385,773
Universal American Financial                             25,186(b)            229,193
WellCare Health Plans                                    34,516(b)            768,326
                                                                      ---------------
Total                                                                      10,947,026
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
Allscripts-Misys Healthcare Solutions                    20,717(d)            356,954
Cerner                                                    2,398(b,d)          156,062
Computer Programs & Systems                               5,732               223,261
                                                                      ---------------
Total                                                                         736,277
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
California Pizza Kitchen                                 16,606(b,d)          273,999
Panera Bread Cl A                                         1,018(b,d)           55,949
Starbucks                                                13,548(b,d)          239,800
                                                                      ---------------
Total                                                                         569,748
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
American Greetings Cl A                                  40,012(d)            630,989
Garmin                                                   15,672(c)            433,488
Leggett & Platt                                           3,933                68,238
Natl Presto Inds                                          3,636               292,189
NVR                                                         343(b)            206,194
Pulte Homes                                              20,349(d)            231,368
Toll Brothers                                             5,612(b,d)          109,771
Whirlpool                                                16,586(d)            946,894
                                                                      ---------------
Total                                                                       2,919,131
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Clorox                                                    4,615               281,561
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Calpine                                                   6,040(b)             77,795
Constellation Energy Group                               14,417               413,768
                                                                      ---------------
Total                                                                         491,563
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
McDermott Intl                                           15,149(b)            296,011
Seaboard                                                    404               442,380
                                                                      ---------------
Total                                                                         738,391
-------------------------------------------------------------------------------------

INSURANCE (9.1%)
Allied World Assurance Holdings                           7,397(c)            321,474
American Financial Group                                 13,050               318,290


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
American Physicians Capital                               4,032              $179,384
Amerisafe                                                24,276(b)            403,710
Arch Capital Group                                        4,259(b,c)          264,867
Assurant                                                  8,943               228,225
Axis Capital Holdings                                    17,645(c)            502,177
Cincinnati Financial                                     11,900               287,385
CNA Surety                                               12,065(b)            189,662
Employers Holdings                                       44,911               625,161
Endurance Specialty Holdings                              8,747(c)            291,887
Genworth Financial Cl A                                  34,763               239,865
HCC Insurance Holdings                                   19,420               487,442
Horace Mann Educators                                    37,655               427,384
IPC Holdings                                             37,004(c)          1,070,895
Lincoln Natl                                             18,256               386,845
Max Capital Group                                        40,760(c)            813,976
Montpelier Re Holdings                                   57,103(c)            895,374
Natl Financial Partners                                  22,765               170,738
Odyssey Re Holdings                                       6,338(d)            292,816
PartnerRe                                                 4,160(c,d)          285,334
Platinum Underwriters Holdings                           61,278(c)          2,068,132
Principal Financial Group                                18,770               444,849
ProAssurance                                              5,891(b,d)          299,145
RenaissanceRe Holdings                                    8,414(c)            422,804
RLI                                                      15,476(d)            767,764
Safety Insurance Group                                    9,710               313,245
SeaBright Insurance Holdings                             15,885(b)            154,402
Tower Group                                              10,707               267,354
WR Berkley                                               11,597               269,398
XL Capital Cl A                                          29,837(c)            420,105
Zenith Natl Insurance                                    24,595(d)            587,083
                                                                      ---------------
Total                                                                      14,697,172
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
NetFlix                                                   8,155(b,d)          358,331
NutriSystem                                              40,848(d)            581,267
PetMed Express                                           14,391(b)            267,097
                                                                      ---------------
Total                                                                       1,206,695
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.3%)
DealerTrack Holdings                                      8,490(b,d)          168,357
EarthLink                                               140,346(b)          1,185,924
ModusLink Global Solutions                               47,570(b)            339,174
VistaPrint                                                7,625(b,c,d)        314,531
                                                                      ---------------
Total                                                                       2,007,986
-------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Ciber                                                    70,141(b)            232,167
Computer Sciences                                        17,879(b)            861,232
CSG Systems Intl                                         22,853(b)            381,188
ManTech Intl Cl A                                         7,631(b)            406,732
MAXIMUS                                                   3,763               160,379
SAIC                                                     16,467(b)            297,888
                                                                      ---------------
Total                                                                       2,339,586
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.7%)
Brunswick                                                39,488(d)            283,524
JAKKS Pacific                                            54,271(b)            625,745
Polaris Inds                                              6,713(d)            254,221
                                                                      ---------------
Total                                                                       1,163,490
-------------------------------------------------------------------------------------

MACHINERY (2.6%)
AGCO                                                      5,804(b)            182,594
Chart Inds                                               13,584(b)            261,628
Cummins                                                  14,317               615,774
Force Protection                                         55,789(b)            288,429
FreightCar America                                        9,230               184,415
Mueller Inds                                             65,102             1,546,824
NACCO Inds Cl A                                           5,269               221,772
Terex                                                    13,561(b,d)          205,856
Timken                                                   17,020               346,868
Wabtec                                                    9,416(d)            316,848
                                                                      ---------------
Total                                                                       4,171,008
-------------------------------------------------------------------------------------

METALS & MINING (2.6%)
AK Steel Holding                                          6,824               134,228
Allegheny Technologies                                   14,206               384,698
AM Castle & Co                                           18,625(d)            196,494


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
METALS & MINING (CONT.)
Cliffs Natural Resources                                 10,985              $300,879
Commercial Metals                                        24,772               409,729
Horsehead Holding                                        45,154(b,d)          482,696
Kaiser Aluminum                                           6,020               199,021
Olympic Steel                                            12,365(d)            315,431
Reliance Steel & Aluminum                                 9,132               307,840
Royal Gold                                               11,672               479,486
RTI Intl Metals                                          21,617(b,d)          383,918
Worthington Inds                                         44,059               582,460
                                                                      ---------------
Total                                                                       4,176,880
-------------------------------------------------------------------------------------

MULTILINE RETAIL (2.0%)
Dillard's Cl A                                           36,623               388,570
Dollar Tree                                               7,322(b)            337,691
Family Dollar Stores                                     17,862               561,224
JC Penney                                                26,436(e)            797,045
Kohl's                                                   15,342(b,e)          744,854
Sears Holdings                                            5,740(b,d)          380,792
                                                                      ---------------
Total                                                                       3,210,176
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
CH Energy Group                                           8,562(d)            423,733
Consolidated Edison                                      11,480(d)            451,853
PG&E                                                     17,380               701,631
                                                                      ---------------
Total                                                                       1,577,217
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
Cimarex Energy                                            3,889(d)            139,148
Frontier Oil                                             20,108               279,501
Frontline                                                 4,034(c,d)           92,258
Knightsbridge Tankers                                    10,267(c)            161,500
McMoRan Exploration                                      46,591(b)            296,319
Murphy Oil                                               15,668               911,878
Nordic American Tanker Shipping                           8,873(c,d)          272,135
Rosetta Resources                                        14,124(b)            146,466
St. Mary Land & Exploration                               9,404               224,473
Stone Energy                                             42,491(b,d)          461,452
Sunoco                                                   15,218               375,732
Swift Energy                                             22,103(b,d)          435,429
Tesoro                                                   18,741(d)            245,320
USEC                                                     68,679(b)            265,788
Western Refining                                         33,947(b,d)          220,995
World Fuel Services                                      16,387(d)            718,734
                                                                      ---------------
Total                                                                       5,247,128
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Intl Paper                                               19,784               372,137
Wausau Paper                                             33,031               310,491
                                                                      ---------------
Total                                                                         682,628
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Chattem                                                   4,231(b,d)          265,157
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Allergan                                                  6,941               370,858
Auxilium Pharmaceuticals                                 15,318(b)            473,786
Forest Laboratories                                      12,518(b)            323,340
King Pharmaceuticals                                      9,463(b)             85,829
Mylan                                                    12,774(b,d)          168,489
Par Pharmaceutical Companies                             11,678(b)            189,300
Valeant Pharmaceuticals Intl                             24,275(b,d)          626,296
ViroPharma                                               37,182(b)            274,031
                                                                      ---------------
Total                                                                       2,511,929
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (1.7%)
Administaff                                              20,669(d)            517,965
Heidrick & Struggles Intl                                19,179(d)            392,978
Huron Consulting Group                                    6,814(b)            302,201
ICF Intl                                                  6,799(b,d)          176,094
Kelly Services Cl A                                      18,617               218,936
Korn/Ferry Intl                                          14,849(b,d)          206,550
Manpower                                                  6,381(d)            305,969
TrueBlue                                                 43,828(b)            556,615
                                                                      ---------------
Total                                                                       2,677,308
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Capstead Mtge                                            41,049               548,415
Getty Realty                                              7,705(d)            172,515
Liberty Property Trust                                    2,461                68,342
MFA Financial                                            29,080               215,192
                                                                      ---------------
Total                                                                       1,004,464
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Avatar Holdings                                          10,137(b)           $217,439
-------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Arkansas Best                                            51,611             1,469,881
Saia                                                     13,367(b)            241,408
                                                                      ---------------
Total                                                                       1,711,289
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Amkor Technology                                        167,760(b,d)        1,050,177
Atmel                                                    18,833(b)             78,534
Lam Research                                             13,452(b,d)          404,367
MEMC Electronic Materials                                11,522(b)            203,018
MKS Instruments                                          21,747(b,d)          421,239
Monolithic Power Systems                                  8,966(b,d)          198,956
OmniVision Technologies                                  44,547(b)            589,357
Sigma Designs                                            23,897(b,d)          386,414
Silicon Image                                           131,418(b)            321,974
Zoran                                                    31,088(b)            358,134
                                                                      ---------------
Total                                                                       4,012,170
-------------------------------------------------------------------------------------

SOFTWARE (1.6%)
Concur Technologies                                      10,556(b,d)          364,076
EPIQ Systems                                             10,968(b,d)          176,036
Intuit                                                   10,454(b)            310,484
Pegasystems                                               8,951(d)            253,313
Rovi                                                     25,568(b)            668,860
Take-Two Interactive Software                            51,064(d)            486,129
TeleCommunication Systems Cl A                           36,697(b)            303,851
                                                                      ---------------
Total                                                                       2,562,749
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.0%)
American Eagle Outfitters                                19,574               281,670
Asbury Automotive Group                                  32,220               450,758
AutoNation                                               21,969(b,d)          454,319
AutoZone                                                  1,512(b)            232,198
Barnes & Noble                                           10,336(d)            238,038
Brown Shoe                                               34,758               269,375
Cato Cl A                                                25,510(d)            507,139
Charlotte Russe Holding                                  22,466(b)            337,215
Chico's FAS                                              19,427(b)            222,828
Children's Place Retail Stores                           16,835(b,d)          551,683
Collective Brands                                        32,621(b)            519,326
Dress Barn                                               50,981(b,d)          794,793
Foot Locker                                              34,586               383,213
Genesco                                                  15,664(b)            340,222
Group 1 Automotive                                       23,402               689,423
Hot Topic                                                70,514(b)            545,073
Jo-Ann Stores                                            15,175(b,d)          353,578
Jos A Bank Clothiers                                     11,853(b,d)          433,701
Men's Wearhouse                                          47,645             1,029,607
Monro Muffler Brake                                      10,106               268,719
OfficeMax                                                70,373(d)            655,173
O'Reilly Automotive                                       9,114(b,d)          370,575
PetSmart                                                 15,576(d)            348,435
RadioShack                                               25,829               400,608
Rent-A-Center                                            42,173(b)            875,510
Sherwin-Williams                                          3,890(d)            224,648
Signet Jewelers                                           9,773(c)            215,788
Stage Stores                                             29,820               372,154
Wet Seal Cl A                                           116,827(b)            385,529
                                                                      ---------------
Total                                                                      12,751,298
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Carter's                                                 27,188(b)            770,508
Jones Apparel Group                                      27,745               381,771
Skechers USA Cl A                                        32,852(b)            454,343
Steven Madden                                             9,749(b)            312,553
                                                                      ---------------
Total                                                                       1,919,175
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Ocwen Financial                                          40,323(b,d)          574,603
People's United Financial                                11,225               182,406
                                                                      ---------------
Total                                                                         757,009
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Beacon Roofing Supply                                    15,051(b)           $252,405
H&E Equipment Services                                   29,844(b)            317,540
WESCO Intl                                               10,524(b)            259,838
                                                                      ---------------
Total                                                                         829,783
-------------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
Aqua America                                             11,364(d)            205,234
California Water Service Group                            9,340(d)            353,706
                                                                      ---------------
Total                                                                         558,940
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Shenandoah Telecommunications                            12,379(d)            252,036
Syniverse Holdings                                       18,123(b)            317,696
USA Mobility                                             27,452               370,603
                                                                      ---------------
Total                                                                         940,335
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $136,597,887)                                                     $159,528,965
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (22.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     36,400,931           $36,400,931
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $36,400,931)                                                       $36,400,931
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $172,998,818)(f)                                                  $195,929,896
=====================================================================================




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
E-Mini S&P MidCap 400            4          $250,720     Sept. 2009           $3,830
  Index
Russell 2000 Mini Index          8           444,720     Sept. 2009            7,261
------------------------------------------------------------------------------------
Total                                                                        $11,091
------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 7.0% of net assets.

(d) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(e) At July 31, 2009, investments in securities included securities valued at $142,972 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) At July 31, 2009, the cost of securities for federal income tax purposes was $175,041,631 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $29,479,182
     Unrealized depreciation                          (8,590,917)
     -----------------------------------------------------------
     Net unrealized appreciation                     $20,888,265
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing remaining source for any investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                                FAIR VALUE AT JULY 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $159,528,965          $--             $--        $159,528,965
---------------------------------------------------------------------------------------------
Total Equity Securities          159,528,965           --              --         159,528,965
---------------------------------------------------------------------------------------------
Other
  Investments of Cash
    Collateral Received
    for Securities on Loan        36,400,931                                       36,400,931
---------------------------------------------------------------------------------------------
Total Other                       36,400,931           --              --          36,400,931
---------------------------------------------------------------------------------------------
Investments in Securities        195,929,896           --              --         195,929,896
Other Financial
  Instruments(b)                      11,091           --              --              11,091
---------------------------------------------------------------------------------------------
Total                           $195,940,987          $--             $--        $195,940,987
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivatives descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $136,597,887)                    $159,528,965
  Investments of cash collateral received for securities on loan
    (identified cost $36,400,931)                                           36,400,931
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $172,998,818)             195,929,896
Capital shares receivable                                                      405,148
Dividends and accrued interest receivable                                       63,141
Receivable for investment securities sold                                    1,103,503
--------------------------------------------------------------------------------------
Total assets                                                               197,501,688
--------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                                 124,590
Capital shares payable                                                         855,428
Payable upon return of securities loaned                                    36,400,931
Variation margin payable on futures contracts                                    3,480
Accrued investment management services fees                                      3,068
Accrued distribution fees                                                          984
Accrued transfer agency fees                                                       791
Accrued administrative services fees                                               263
Other accrued expenses                                                          65,983
--------------------------------------------------------------------------------------
Total liabilities                                                           37,455,518
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $160,046,170
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    257,346
Additional paid-in capital                                                 176,066,870
Excess of distributions over net investment income                              (8,527)
Accumulated net realized gain (loss)                                       (39,211,688)
Unrealized appreciation (depreciation) on investments                       22,942,169
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $160,046,170
--------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $ 35,450,976
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 10,111,472            1,619,203                       $6.24(1)
Class B                     $    930,139              152,289                       $6.11
Class C                     $    286,217               46,841                       $6.11
Class I                     $ 20,778,847            3,315,675                       $6.27
Class R4                    $      7,534                1,205                       $6.25
Class W                     $127,931,961           20,599,400                       $6.21
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $6.62. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,839,233
Income distributions from affiliated money market fund                   17,334
Income from securities lending                                          141,323
  Less foreign taxes withheld                                              (290)
-------------------------------------------------------------------------------
Total income                                                          1,997,600
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     853,191
Distribution fees
  Class A                                                                26,259
  Class B                                                                 9,361
  Class C                                                                 2,044
  Class W                                                               233,585
Transfer agency fees
  Class A                                                                27,807
  Class B                                                                 2,849
  Class C                                                                   625
  Class R4                                                                    4
  Class W                                                               186,868
Administrative services fees                                             77,180
Plan administrative services fee -- Class R4                                 18
Compensation of board members                                             4,466
Custodian fees                                                           27,405
Printing and postage                                                     40,680
Registration fees                                                        45,447
Professional fees                                                        29,565
Other                                                                     7,161
-------------------------------------------------------------------------------
Total expenses                                                        1,574,515
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (11,706)
  Earnings and bank fee credits on cash balances                             (3)
-------------------------------------------------------------------------------
Total net expenses                                                    1,562,806
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         434,794
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (22,420,822)
  Futures contracts                                                     528,195
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (21,892,627)
Net change in unrealized appreciation (depreciation) on
  investments                                                        26,269,090
-------------------------------------------------------------------------------
Net gain (loss) on investments                                        4,376,463
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  4,811,257
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    434,794  $    129,791
Net realized gain (loss) on investments                             (21,892,627)  (17,284,417)
Net change in unrealized appreciation (depreciation) on
  investments                                                        26,269,090     4,376,682
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       4,811,257   (12,777,944)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                  --       (34,283)
    Class I                                                             (76,661)     (113,611)
    Class R4                                                                (28)          (45)
    Class W                                                            (331,470)      (63,669)
  Tax return of capital
    Class A                                                                  --       (10,260)
    Class I                                                             (14,347)      (34,002)
    Class R4                                                                 (4)          (13)
    Class W                                                             (77,411)      (19,056)
---------------------------------------------------------------------------------------------
Total distributions                                                    (499,921)     (274,939)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  6,309,131  $  5,178,523
  Class B shares                                                        674,807       524,710
  Class C shares                                                        208,691        84,450
  Class I shares                                                     30,487,874     5,433,998
  Class W shares                                                    167,849,227    36,417,280
Reinvestment of distributions at net asset value
  Class A shares                                                             --        23,307
  Class I shares                                                         90,986       147,564
  Class R4 shares                                                             6            14
  Class W shares                                                        408,872        82,712
Conversions from Class B to Class A
  Class A shares                                                        246,654       135,484
  Class B shares                                                       (246,654)     (135,484
Payments for redemptions
  Class A shares                                                     (8,114,777)   (4,596,964)
  Class B shares                                                       (285,979)     (563,962)
  Class C shares                                                        (63,129)      (81,500)
  Class I shares                                                    (21,030,480)  (24,982,300)
  Class R4 shares                                                            --        (3,611)
  Class W shares                                                    (60,828,360)  (80,368,252)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   115,706,869   (62,704,031)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             120,018,205   (75,756,914)
Net assets at beginning of year                                      40,027,965   115,784,879
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $160,046,170  $ 40,027,965
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (8,527) $       (483)
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           Fiscal period ended July 31,
                                                     2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.39        $9.55      $8.95        $9.48
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(c)       .00(c),(d) .05(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (2.16)(e)    (1.14)       .59         (.53)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.15)       (1.14)       .64         (.53)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 --         (.02)      (.04)          --
Tax return of capital                                   --         (.00)(d)     --           --
-----------------------------------------------------------------------------------------------
Total distributions                                     --         (.02)      (.04)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.24        $8.39      $9.55        $8.95
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                             $10          $17        $18           $9
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(f),(g)                         1.40%        1.32%      1.67%        5.83%(h)
-----------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                            1.29%        1.20%      1.29%        1.26%(h)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .18%         .05%       .52%         .01%(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%        84%          14%
-----------------------------------------------------------------------------------------------
Total return(k)                                    (25.63%)     (11.94%)     7.12%       (5.59%)(l)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.27        $9.47      $8.93        $9.48
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(c)     (.06)(c)   (.04)(c)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.13)(e)    (1.14)       .62         (.54)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.16)       (1.20)       .58         (.55)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 --           --       (.04)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.11        $8.27      $9.47        $8.93
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                              $1           $1         $1          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(f),(g)                         2.17%        2.09%      2.12%        6.64%(h)
-----------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                            2.08%        1.97%      2.06%        2.07%(h)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         (.60%)       (.71%)     (.41%)       (.37%)(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%        84%          14%
-----------------------------------------------------------------------------------------------
Total return(k)                                    (26.12%)     (12.67%)     6.43%       (5.80%)(l)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.27        $9.47      $8.93        $9.48
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.03)(c)     (.06)(c)   (.04)(c)     (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.13)(e)    (1.14)       .61         (.54)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.16)       (1.20)       .57         (.55)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 --           --       (.03)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.11        $8.27      $9.47        $8.93
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                             $--          $--        $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(f),(g)                         2.16%        2.08%      2.16%        6.61%(h)
-----------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                            2.07%        1.96%      2.06%        2.04%(h)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         (.56%)       (.72%)     (.40%)       (.78%)(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%        84%          14%
-----------------------------------------------------------------------------------------------
Total return(k)                                    (26.12%)     (12.67%)     6.37%       (5.80%)(l)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.41        $9.57      $8.95        $9.48
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(c)       .05(c)     .08(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (2.16)(e)    (1.16)       .59         (.53)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.12)       (1.11)       .67         (.53)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.02)        (.04)      (.05)          --
Tax return of capital                                 (.00)(d)     (.01)        --           --
-----------------------------------------------------------------------------------------------
Total distributions                                   (.02)        (.05)      (.05)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.27        $8.41      $9.57        $8.95
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                             $21          $15        $39          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(f),(g)                          .85%         .91%       .95%        5.58%(h)
-----------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                             .85%         .84%       .95%        1.01%(h)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .68%         .50%       .80%         .19%(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%        84%          14%
-----------------------------------------------------------------------------------------------
Total return                                       (25.15%)     (11.63%)     7.48%       (5.59%)(l)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                           FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.42        $9.56      $8.95        $9.48
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .03(c)       .04(c)     .07(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (2.17)(e)    (1.14)       .58         (.53)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.14)       (1.10)       .65         (.53)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.03)        (.03)      (.04)          --
Tax return of capital                                 (.00)(d)     (.01)        --           --
-----------------------------------------------------------------------------------------------
Total distributions                                   (.03)        (.04)      (.04)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.25        $8.42      $9.56        $8.95
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                             $--          $--        $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(f),(g)                         1.17%        1.23%      1.68%        5.69%(h)
-----------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                            1.01%         .84%      1.15%        1.12%(h)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .47%         .42%       .71%         .21%(h)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%        84%          14%
-----------------------------------------------------------------------------------------------
Total return                                       (25.41%)     (11.48%)     7.30%       (5.59%)(l)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                      FISCAL PERIOD ENDED JULY 31,
                                                     2009         2008       2007(m)
Net asset value, beginning of period                 $8.36        $9.54        $9.79
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01          .01           --
Net gains (losses) (both realized and
 unrealized)                                         (2.14)(e)    (1.17)        (.20)
------------------------------------------------------------------------------------
Total from investment operations                     (2.13)       (1.16)        (.20)
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                               (.02)        (.01)        (.05)
Tax return of capital                                 (.00)(d)     (.01)          --
------------------------------------------------------------------------------------
Total distributions                                   (.02)        (.02)        (.05)
------------------------------------------------------------------------------------
Net asset value, end of period                       $6.21        $8.36        $9.54
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                            $128           $7          $57
------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(f),(g)                                1.29%        1.34%        1.60%(h)
------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(g),(i),(j)                            1.29%        1.31%        1.32%(h)
------------------------------------------------------------------------------------
Net investment income (loss)                          .28%         .08%         .03%(h)
------------------------------------------------------------------------------------
Portfolio turnover rate                               104%          56%          84%
------------------------------------------------------------------------------------
Total return                                       (25.47%)     (12.13%)      (2.06%)(l)
------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(g) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(h) Adjusted to an annual basis.
(i) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(j) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended July 31, 2009 and 2008.
(k) Total return does not reflect payment of a sales charge.
(l) Not annualized.
(m) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of up to $5 billion or that fall within the range of companies that comprise the Russell 2500(TM )Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities

--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                             ASSET DERIVATIVES                   LIABILITY DERIVATIVES
                   ------------------------------------  -------------------------------------
                      STATEMENT OF ASSETS                STATEMENT OF ASSETS
RISK EXPOSURE           AND LIABILITIES                    AND LIABILITIES
CATEGORY                   LOCATION          FAIR VALUE        LOCATION       FAIR VALUE
----------------------------------------------------------------------------------------------
Equity contracts   Net assets -- unrealized
                               appreciation    $11,091*          N/A              N/A
----------------------------------------------------------------------------------------------
Total                                          $11,091                            N/A
----------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009


  AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                   $528,195
-----------------------------------------------------------------
Total                                              $528,195
-----------------------------------------------------------------



      CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                 DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                     $5,478
-----------------------------------------------------------------
Total                                                $5,478
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts was $700,000 at July 31, 2009. The monthly average gross notional contract amount for these contracts was $4.0 million for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $47,237 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.66% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services at equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $319.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides

--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $59,000 and $4,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $23,677 for Class A, $316 for Class B and $104 for Class C for the year ended July 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


fees and expenses of acquired funds*), including the arrangement under the terms of a performance incentive adjustment, were as follows:

Class A.............................................  1.29%
Class B.............................................  2.08
Class C.............................................  2.07
Class R4............................................  1.01


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $10,598
Class B...........................................      906
Class C...........................................      192


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $10


Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.36%
Class B.............................................  2.13
Class C.............................................  2.12
Class I.............................................  0.92
Class R4............................................  1.22
Class W.............................................  1.37


Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.40%
Class B.............................................  2.17
Class C.............................................  2.16
Class I.............................................  0.95
Class R4............................................  1.25
Class W.............................................  1.40


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"),

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended July 31, 2009, the Fund's transfer agency fees were reduced by $3 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $22,891 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $240,305,501 and $124,102,116, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS A
Sold                                        1,123,483     581,878
Converted from Class B shares*                 39,528      17,021
Reinvested distributions                           --       2,670
Redeemed                                   (1,539,579)   (530,197)
-----------------------------------------------------------------
Net increase (decrease)                      (376,568)     71,372
-----------------------------------------------------------------

CLASS B
Sold                                          121,575      60,646
Converted to Class A shares*                  (40,369)    (17,237)
Redeemed                                      (50,038)    (66,479)
-----------------------------------------------------------------
Net increase (decrease)                        31,168     (23,070)
-----------------------------------------------------------------

CLASS C
Sold                                           38,661       9,742
Redeemed                                      (11,505)     (9,464)
-----------------------------------------------------------------
Net increase (decrease)                        27,156         278

-----------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED JULY 31,                           2009        2008
-----------------------------------------------------------------
CLASS I
Sold                                        5,323,223     619,508
Reinvested distributions                       16,573      16,884
Redeemed                                   (3,840,456) (2,871,475)
-----------------------------------------------------------------
Net increase (decrease)                     1,499,340  (2,235,083)
-----------------------------------------------------------------

CLASS R4
Reinvested distributions                            1           2
Redeemed                                           --        (384)
-----------------------------------------------------------------
Net increase (decrease)                             1        (382)
-----------------------------------------------------------------
CLASS W
Sold                                       31,029,459   3,946,189
Reinvested distributions                       74,885       9,475
Redeemed                                  (11,322,377) (9,117,650)
-----------------------------------------------------------------
Net increase (decrease)                    19,781,967  (5,161,986)
-----------------------------------------------------------------
* Automatic conversion of Class B shares to Class A shares based on the original purchase.


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2009, securities valued at $35,450,976 were on loan, secured by cash collateral of $36,400,931 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $141,323 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Aug. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $72,301,502 and $73,018,299, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $34,679 and accumulated net realized loss has been decreased by $34,679.

The tax character of distributions paid for the years indicated is as follows:

                                         YEAR ENDED JULY 31,
                              2009                                2008
               ----------------------------------  ----------------------------------
               ORDINARY    LONG-TERM   TAX RETURN  ORDINARY    LONG-TERM   TAX RETURN
                INCOME   CAPITAL GAIN  OF CAPITAL   INCOME   CAPITAL GAIN  OF CAPITAL
-------------------------------------------------------------------------------------
Class A        $     --       $--        $    --   $ 34,283       $--        $10,260
Class I          76,661        --         14,347    113,611        --         34,002
Class R4             28        --              4         45        --             13
Class W         331,470        --         77,411     63,669        --         19,056


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(37,163,240)
Unrealized appreciation (depreciation).........  $ 20,885,194


For federal income tax purposes, the Fund had a capital loss carry-over of $21,435,234 at July 31, 2009, that if not offset by capital gains will expire as follows:

  2014       2015        2016           2017
$93,125    $21,904    $2,186,828    $19,133,377


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $15,728,006 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small and Mid Cap Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Dimensions Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small and Mid Cap Equity Fund of the RiverSource Dimensions Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's short term investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of

--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
 RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- 2009 ANNUAL REPORT  65

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6505 F (9/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED SMALL CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   32

Financial Highlights...............   34

Notes to Financial Statements......   42

Report of Independent Registered
  Public Accounting Firm...........   58

Federal Income Tax Information.....   60

Board Members and Officers.........   61

Approval of Investment Management
  Services Agreement...............   65

Proxy Voting.......................   68




--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Small Cap Value Fund Class A shares declined 23.18%
  (excluding sales charge) for the 12-month period ended July 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Russell 2000(R) Value
  Index, which fell 20.67% during the same period.

> The Fund also underperformed the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which declined 16.55%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2009)
--------------------------------------------------------------------------------


                                                          SINCE
                                                        INCEPTION
                                       1 YEAR  3 YEARS  2/16/2006
-----------------------------------------------------------------
RiverSource Disciplined Small Cap
  Value Fund Class A (excluding
  sales charge)                       -23.18%  -10.22%   -10.13%
-----------------------------------------------------------------
Russell 2000 Value Index (unmanaged)  -20.67%   -8.38%    -7.21%
-----------------------------------------------------------------
Lipper Small-Cap Value Funds Index    -16.55%   -6.01%    -5.88%
-----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2009
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)             -23.18%  -10.22%   -10.13%
-------------------------------------------------------------------
Class B (inception 2/16/06)             -23.70%  -10.91%   -10.83%
-------------------------------------------------------------------
Class C (inception 2/16/06)             -23.70%  -10.90%   -10.82%
-------------------------------------------------------------------
Class I (inception 2/16/06)             -22.83%   -9.90%    -9.81%
-------------------------------------------------------------------
Class R2 (inception 12/11/06)           -23.28%     N/A    -15.55%
-------------------------------------------------------------------
Class R3 (inception 12/11/06)           -23.11%     N/A    -15.35%
-------------------------------------------------------------------
Class R4 (inception 2/16/06)            -22.92%   -9.96%    -9.89%
-------------------------------------------------------------------
Class R5 (inception 12/11/06)           -22.90%     N/A    -15.11%
-------------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)             -27.59%  -11.98%   -11.66%
-------------------------------------------------------------------
Class B (inception 2/16/06)             -27.51%  -11.77%   -11.58%
-------------------------------------------------------------------
Class C (inception 2/16/06)             -24.46%  -10.90%   -10.82%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2009, approximately 79% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Small Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 51, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Small Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 47.

Dear Shareholder,

RiverSource Disciplined Small Cap Value Fund (the Fund) Class A shares declined 23.18% (excluding sales charge) for the 12-month period ended July 31, 2009. The Fund underperformed its benchmark, the unmanaged Russell 2000(R) Value Index (Russell Index), which fell 20.67%, as well as the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which declined 16.55%, for the same period.


SECTOR DIVERSIFICATION(1) (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     14.2%
------------------------------------------------
Consumer Staples                            6.6%
------------------------------------------------
Energy                                      6.3%
------------------------------------------------
Financials                                 27.9%
------------------------------------------------
Health Care                                 7.3%
------------------------------------------------
Industrials                                16.2%
------------------------------------------------
Information Technology                      9.3%
------------------------------------------------
Materials                                   7.3%
------------------------------------------------
Telecommunication Services                  1.1%
------------------------------------------------
Utilities                                   3.3%
------------------------------------------------
Other(2)                                    0.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of July 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.
The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Early in the annual period, financial markets worldwide came under great stress amid a deepening economic downturn. Data showed that the U.S. economy shrank by 6.2% in the fourth quarter of 2008, the largest contraction in 25 years. Consumer confidence fell, and unemployment hit new highs. Gross Domestic Product
(GDP) continued to decline, shrinking 6.4% during the first quarter of 2009. Equities both in the U.S. and around the globe sold off, posting major declines not seen since the 1930s. In unprecedented efforts to mitigate the crisis, governments worldwide passed massive stimulus packages and debated strategies to calm investor fears. Beginning in March 2009, economic conditions began to stabilize, with many indicators less negative than they had been in prior months. For example, GDP declined far less than expected during the second quarter, with a comparatively modest contraction of 1%. Certain key drivers in the housing market appeared to turn the corner. Unemployment indicators also gave reason for cautious optimism. Such "green shoots" provided a boost to the equity markets, which subsequently rallied strongly through July 2009. Most major U.S. equity indices were in positive territory year-to-date through July 31, 2009, though it was not enough to outweigh the decline of the first five months of the fiscal year.


TOP TEN HOLDINGS (at July 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Platinum Underwriters Holdings              1.7%
------------------------------------------------
Magellan Health Services                    1.3%
------------------------------------------------
Capstead Mtge                               1.1%
------------------------------------------------
Benchmark Electronics                       1.1%
------------------------------------------------
OM Group                                    1.0%
------------------------------------------------
Casey's General Stores                      1.0%
------------------------------------------------
Granite Construction                        0.9%
------------------------------------------------
Mueller Inds                                0.9%
------------------------------------------------
WR Grace & Co                               0.9%
------------------------------------------------
New Jersey Resources                        0.8%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund's performance was primarily driven, as always, by the quantitative-based investment themes we employ in selecting stocks for the Fund's portfolio. When financial market turmoil heightened in September, we decided the quality theme was too highly correlated to the value theme we use for the Russell 2000(R) Value Index without effectively capturing companies that we feel possess strong and stable fundamentals. Thus, in October, we eliminated the Fund's use of the quality theme and correspondingly increased the Fund's weightings allotted to the value theme, which uses a proprietary earnings estimate and selects stocks with low price-to-predicted earnings ratios. We also continued to use the momentum theme, which identifies stocks that we believe will experience improving investor sentiment over the next six to nine months. Under the Fund's investment process, the themes choose the small-cap value stocks for the portfolio. We then weight the themes and determine the exposure to sectors and industries.

During the 12-month period, the value theme outperformed the Russell Index, though not enough to offset the underperformance of the momentum theme. Our value theme was consistently strong during the entire annual period. Our momentum theme generated almost the opposite results, starting the annual period weak and then becoming strong and weak again toward the end of the fiscal year. The momentum theme, designed in part to capture investor sentiment over the near to mid term, was challenged by the difficulty in gauging investor sentiment, which shifted from fear early in the annual period to a more bullish, less risk-averse view later. Such variance in performance supports our research indicating that the style diversification provided by


  Our research continues to indicate that the style diversification provided by the very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


the very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a bias toward the larger-capitalization names within the Russell Index. This boosted Fund results, as overall, these larger-cap names outpaced their smaller-cap colleagues. A bias toward higher quality names also aided performance.

The Fund's quantitative-based themes further led to various sector weightings that, together, detracted from results. Sizable weightings in energy and materials hurt most, as these were among the weaker performing sectors of the Russell Index during the annual period. Having only a modest position in the utilities sector, which outpaced the Russell Index during the annual period, hurt relative results as well. Partially offsetting these negatives were the positive effects of having a smaller exposure to the relatively weaker financials sector and a more significant allocation to the stronger consumer discretionary sector.

On the positive side, stock selection overall helped the Fund's performance. Specifically, stock selection in the financials, consumer discretionary and materials sectors was particularly effective. This more than offset the combined effect of weak stock selection in industrials and consumer staples.

Individual stocks that contributed most favorably to the Fund's return during the annual period included two insurance companies. These were ASPEN INSURANCE HOLDINGS (a value theme choice) and ODYSSEY RE HOLDINGS (selected by the momentum theme). Rounding out the top five were airline company ALASKA AIR GROUP (selected by the value theme), zinc producer HORSEHEAD HOLDING (a value theme pick) and biotechnology firm EMERGENT BIOSOLUTIONS (a momentum and value theme choice).

Among individual holdings, the stocks that detracted most from the Fund's annual results were energy company SWIFT ENERGY (a value theme selection), chemical company CF INDUSTRIES HOLDINGS (a momentum theme selection), industrial machinery manufacturer ROBBINS & MYERS (a value theme choice), oil and gas producer STONE ENERGY (a value theme

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


selection), and apparel wholesaler PERRY ELLIS INTERNATIONAL (selected by the momentum and value themes).

At the end of July, the Fund's largest individual stock holding included insurance company, PLATINUM UNDERWRITERS HOLDINGS -- chosen by the value theme. Another top holding at the end of the period was managed health care services provider MAGELLAN HEALTH SERVICES (a value theme choice) and real estate investment trust CAPSTEAD MORTGAGE (a choice of both the momentum and value themes).

CHANGES TO THE FUND'S PORTFOLIO
As mentioned, the biggest change we made during the period was the elimination of our use of the quality theme and the increased Fund weighting to the value theme. Also, as a result of quantitative theme-driven stock selection during the period, the portfolio's sector allocations changed somewhat. Most notably, the Fund's already significant weightings in consumer discretionary and consumer staples increased relative to the Russell Index. The Fund's allocation to information technology also increased, though exposure remained less than that of the Russell Index. Positioning in industrials and energy remained sizable but were reduced during the annual period.

In managing risk associated with small-cap investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including industry, sector, market capitalization and portfolio turnover. During the period, we used these and other techniques in an effort to reduce the expected risk of the portfolio and to avoid large deviations in exposure from the Russell Index.

OUR FUTURE STRATEGY
Following a strong rally that sent equity markets into positive territory for the first seven months of 2009, investors at the end of July were faced with the question -- where do we go from here? In our view, the equity markets were closer to fair value at the end of July than they were three months prior. Corporate earnings were anemic, but, in many cases, better than expectations. However, even with glimmers of positive news, the economy remained in a weakened state. We believe the real uncertainty was determining what catalyst is going to sustain the equity markets upward trend. The answer, in our opinion, is that investors will need to

--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

see real improvement or growth in both the economy and corporate earnings. We continue to believe that just such a scenario is likely to materialize in the fourth quarter of 2009, as the effects of massive government intervention take hold. It is worth noting that coming out of previous recessions, smaller-cap stocks have done well.

Given this view, through our quantitative-based themes, we are positioning the Fund's portfolio to take advantage of the recovery. At the same time, we believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the portfolio is well positioned for most potential market conditions. Whether there is a surge in small-cap stocks or a downturn, the combination of themes should, in our view, help us deliver value relative to the Russell Index over extended periods of time. We are convinced that our multifaceted, disciplined approach may assist in managing risk in the portfolio. We believe this combination of style diversification and rigorous risk management will allow us to maintain the quality of the Fund's portfolio in whatever market conditions lie ahead.



(PHOTO - DIMITRIS BERTSIMAS, PhD)      (PHOTO - STEVE KOKKOTOS,PhD)           (PHOTO - GINA MOURTZINOU, PhD)

Dimitris Bertsimas, Ph.D.              Steve Kokkotos, Ph.D.                  Gina Mourtzinou, Ph.D.
Senior Portfolio Manager               Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Small Cap Value Fund Class A shares (from 2/16/06 to 7/31/09) as compared to the performance of two widely cited performance indices, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    2/16/06
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,241    $6,819     $6,518
---------------------------------------------------------------------------------
     Average annual total return                    -27.59%   -11.98%    -11.66%
---------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
     Cumulative value of $10,000                     $7,933    $7,691     $7,726
---------------------------------------------------------------------------------
     Average annual total return                    -20.67%    -8.38%     -7.21%
---------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                     $8,345    $8,303     $8,113
---------------------------------------------------------------------------------
     Average annual total return                    -16.55%    -6.01%     -5.88%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            SMALL CAP
                            VALUE FUND
                             CLASS A                              LIPPER SMALL-CAP
                         (INCLUDES SALES         RUSSELL 2000        VALUE FUNDS
                             CHARGE)            VALUE INDEX(1)        INDEX(2)
                     -----------------------    --------------    -----------------
2/16/06                     $ 9,425                $10,000            $10,000
4/06                          9,969                 10,495             10,495
7/06                          9,010                 10,043              9,771
10/06                         9,692                 10,976             10,530
1/07                         10,326                 11,558             11,148
4/07                         10,213                 11,674             11,535
7/07                          9,405                 10,814             11,092
10/07                         9,443                 11,201             11,285
1/08                          8,389                  9,852              9,966
4/08                          8,506                  9,907             10,083
7/08                          8,486                  9,738              9,722
10/08                         6,422                  7,781              7,445
1/09                          5,265                  6,260              6,243
4/09                          5,683                  6,800              7,061
7/09                          6,518                  7,726              8,113




(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 FEB. 1, 2009  JULY 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,238.00        $ 7.64(d)      $ 7.81(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 6.89(d)      $ 7.04(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,233.60        $11.86(d)      $12.03(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.31        $10.70(d)      $10.85(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,233.60        $11.86(d)      $12.03(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.31        $10.70(d)      $10.85(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,241.70        $ 5.59(d)      $ 5.76(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.95        $ 5.04(d)      $ 5.19(d)
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,235.70        $ 9.98(d)      $10.14(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.01        $ 9.00(d)      $ 9.15(d)
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,238.00        $ 8.54(d)      $ 8.70(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.30        $ 7.70(d)      $ 7.85(d)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,239.90        $ 7.26(d)      $ 7.43(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45        $ 6.54(d)      $ 6.69(d)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,239.90        $ 5.70(d)      $ 5.86(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.85        $ 5.14(d)      $ 5.29(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND
                                EXPENSE RATIO     EXPENSES    NET FUND EXPENSES
-------------------------------------------------------------------------------
Class A                             1.37%           .03%            1.40%
-------------------------------------------------------------------------------
Class B                             2.13%           .03%            2.16%
-------------------------------------------------------------------------------
Class C                             2.13%           .03%            2.16%
-------------------------------------------------------------------------------
Class I                             1.00%           .03%            1.03%
-------------------------------------------------------------------------------
Class R2                            1.79%           .03%            1.82%
-------------------------------------------------------------------------------
Class R3                            1.53%           .03%            1.56%
-------------------------------------------------------------------------------
Class R4                            1.30%           .03%            1.33%
-------------------------------------------------------------------------------
Class R5                            1.02%           .03%            1.05%
-------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended July 31, 2009: +23.80% for Class A, +23.36% for Class B, +23.36% for Class C, +24.17% for Class I, +23.57% for Class R2, +23.80% for Class R3, +23.99% for Class R4 and +23.99%
    for Class R5.
(d) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.26% for Class B, 2.25% for Class C, 1.04% for Class I, 1.84% for Class R2, 1.59% for Class R3, 1.34% for Class R4 and 1.09% for Class R5. Any amounts waived will not be reimbursed by the Fund.

    Had this change been in place for the entire six month period ended July 31, 2009, the actual direct expenses paid would have been: $8.09 for Class A, $12.36 for Class B, $12.31 for Class C, $10.03 for Class R2, $8.65 for Class R3 and $5.86 for Class R5; the hypothetical direct expenses paid would have been: $7.29 for Class A, $11.15 for Class B, $11.10 for Class C, $10.20 for Class R2, $8.82 for Class R3 and $5.29 for Class R5 . The actual and hypothetical direct expenses paid for Class I and Class R4 would have been the same as those expenses presented in the table above.

    Additionally, had this change been in place for the entire six month period ended July 31, 2009, the actual direct and indirect expenses paid would have been: $8.26 for Class A, $12.53 for Class B, $12.47 for Class C, $9.05 for Class R2, $7.80 for Class R3 and $6.03 for Class R5; the hypothetical direct and indirect expenses paid would have been: $7.45 for Class A, $11.30 for Class B, $11.25 for Class C, $9.20 for Class R2, $7.95 for Class R3 and $5.44 for Class R5. The actual and hypothetical direct and indirect expenses paid for Class I and Class R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.8%)
Applied Signal Technology                                 3,081               $77,025
Ceradyne                                                 19,518(b)            352,300
                                                                      ---------------
Total                                                                         429,325
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.3%)
Atlas Air Worldwide Holdings                              5,090(b,d)          127,047
Pacer Intl                                               15,103(d)             37,455
                                                                      ---------------
Total                                                                         164,502
-------------------------------------------------------------------------------------

AIRLINES (2.0%)
Alaska Air Group                                         15,852(b)            365,547
Allegiant Travel                                          4,634(b,d)          200,699
SkyWest                                                  40,270               510,623
                                                                      ---------------
Total                                                                       1,076,869
-------------------------------------------------------------------------------------

AUTO COMPONENTS (2.0%)
ArvinMeritor                                             26,548               192,208
Dana Holding                                             52,028(b)            182,618
Exide Technologies                                       21,735(b,d)          105,849
Lear                                                     49,834(b)             10,963
Spartan Motors                                           17,782               124,474
Superior Inds Intl                                        7,929(d)            125,120
Tenneco                                                  19,116(b,d)          309,106
                                                                      ---------------
Total                                                                       1,050,338
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Apogee Enterprises                                       10,126(d)            147,637
Insteel Inds                                              7,140(d)             72,757
                                                                      ---------------
Total                                                                         220,394
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.1%)
BGC Partners Cl A                                        28,776               131,506
Knight Capital Group Cl A                                12,181(b)            226,201
MVC Capital                                              22,655               208,653
Penson Worldwide                                         13,430(b,d)          156,728
Prospect Capital                                         12,641               126,410
Stifel Financial                                          8,986(b,d)          448,672
SWS Group                                                17,508               240,910
Westwood Holdings Group                                   2,887(d)            112,708
                                                                      ---------------
Total                                                                       1,651,788
-------------------------------------------------------------------------------------

CHEMICALS (4.0%)
Innophos Holdings                                         6,933               130,202
Innospec                                                  6,984(c,d)           83,389
Olin                                                     23,314               321,500
OM Group                                                 19,303(b)            649,740
Solutia                                                  21,309(b)            190,502
Stepan                                                    1,916                85,798
Westlake Chemical                                         2,589                64,699
WR Grace & Co                                            35,379(b)            588,353
                                                                      ---------------
Total                                                                       2,114,183
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (6.3%)
Arrow Financial                                           3,146(d)             88,182
BancFirst                                                 3,626(d)            129,920
Bank of the Ozarks                                        2,302(d)             58,195
Camden Natl                                               3,298(d)            110,714
Community Trust Bancorp                                   4,027(d)            109,333
First Financial                                           4,557(d)            148,057
First Financial Bankshares                                6,855(d)            361,052
First of Long Island                                      2,118(d)             54,263
Home BancShares                                           6,233(d)            135,630
MainSource Financial Group                               12,728(d)             85,405
Natl Bankshares                                           2,590                68,635
NBT Bancorp                                               5,565(d)            127,661
Northrim BanCorp                                          5,577(d)             81,982


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Pacific Continental                                       2,136(d)            $22,706
Republic Bancorp Cl A                                     4,228(d)            101,937
S.Y. Bancorp                                              4,644(d)            114,150
Sandy Spring Bancorp                                      8,093(d)            131,107
Sierra Bancorp                                            2,143(d)             29,723
Signature Bank                                            3,267(b)             96,311
SVB Financial Group                                       5,261(b,d)          185,450
Tompkins Financial                                        2,106(d)             93,675
TowneBank                                                 8,264(d)            109,581
Trico Bancshares                                          3,366(d)             55,977
Trustmark                                                16,272(d)            323,812
UMB Financial                                             8,437               351,991
Wilshire Bancorp                                         19,050(d)            140,208
Yadkin Valley Financial                                  10,049                69,137
                                                                      ---------------
Total                                                                       3,384,794
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.8%)
Comfort Systems USA                                      11,408(d)            134,386
Consolidated Graphics                                     4,129(b,d)           75,561
GeoEye                                                    4,848(b,d)          120,230
HNI                                                       2,029(d)             45,206
Kimball Intl Cl B                                        21,629               147,077
United Stationers                                         6,133(b)            284,695
Viad                                                      7,413               131,358
                                                                      ---------------
Total                                                                         938,513
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.6%)
3Com                                                     99,589(b)            375,450
ARRIS Group                                               8,635(b)            105,174
EMS Technologies                                          3,472(b)             76,384
Harmonic                                                 16,335(b)            113,202
NETGEAR                                                  11,858(b)            201,705
                                                                      ---------------
Total                                                                         871,915
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.1%)
Electronics for Imaging                                   6,423(b)             73,222
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.2%)
Dycom Inds                                                3,274(b)             41,678
EMCOR Group                                              17,403(b)            419,760
Granite Construction                                     17,683(d)            599,100
Layne Christensen                                         4,385(b,d)          104,056
Michael Baker                                             3,470(b)            147,996
Tutor Perini                                             22,246(b,d)          410,439
                                                                      ---------------
Total                                                                       1,723,029
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
Advance America Cash Advance Centers                     11,858                65,456
First Cash Financial Services                             2,737(b)             51,456
                                                                      ---------------
Total                                                                         116,912
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Regis                                                     9,327               127,407
Universal Technical Institute                             6,010(b,d)           95,379
                                                                      ---------------
Total                                                                         222,786
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Financial Federal                                         1,793(d)             36,362
Life Partners Holdings                                    6,441(d)            138,997
PICO Holdings                                             1,293(b)             39,217
                                                                      ---------------
Total                                                                         214,576
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
Central Vermont Public Service                            2,443(d)             45,049
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
GrafTech Intl                                            25,461(b)            349,580
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.1%)
Anixter Intl                                             11,197(b,d)          383,161
Benchmark Electronics                                    43,937(b)            694,206
CTS                                                       6,872(d)             57,931
Insight Enterprises                                      27,100(b)            279,130
Methode Electronics                                      20,818               157,800
MTS Systems                                               3,133                73,594
Plexus                                                    3,434(b)             88,219
SMART Modular Technologies WWH                           24,157(b)             71,988


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (CONT.)
SYNNEX                                                   10,037(b,d)         $285,252
TTM Technologies                                         10,467(b)            103,309
                                                                      ---------------
Total                                                                       2,194,590
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Bristow Group                                             2,609(b,d)           86,358
Bronco Drilling                                          14,420(b,d)           60,564
Cal Dive Intl                                            11,558(b)            103,213
Complete Production Services                             20,267(b,d)          167,405
Dawson Geophysical                                        3,031(b)             92,173
GulfMark Offshore                                         4,134(b)            132,247
Key Energy Services                                      53,518(b)            372,217
Lufkin Inds                                               2,478(d)            112,501
Matrix Service                                            5,662(b)             57,356
Parker Drilling                                          75,948(b)            350,880
Pioneer Drilling                                          9,342(b)             40,918
TETRA Technologies                                        8,787(b)             67,748
                                                                      ---------------
Total                                                                       1,643,580
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.0%)
Andersons                                                 4,664               150,274
Casey's General Stores                                   22,720               623,209
Ingles Markets Cl A                                       9,059               151,376
Nash Finch                                                4,156               127,589
Pantry                                                    7,276(b)            127,694
Spartan Stores                                            4,762(d)             61,382
Winn-Dixie Stores                                        26,545(b,d)          376,143
                                                                      ---------------
Total                                                                       1,617,667
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.8%)
Cal-Maine Foods                                           5,396(d)            158,804
Diamond Foods                                             4,728               133,330
Flowers Foods                                             4,454(d)            105,248
Fresh Del Monte Produce                                  15,736(b,c)          336,907
Imperial Sugar                                            4,899                65,108
J&J Snack Foods                                           3,414(d)            147,963
Lance                                                     3,246                82,254
Ralcorp Holdings                                          3,520(b)            223,555
Sanderson Farms                                           5,941               241,680
                                                                      ---------------
Total                                                                       1,494,849
-------------------------------------------------------------------------------------

GAS UTILITIES (2.2%)
Chesapeake Utilities                                      2,362(d)             78,300
Laclede Group                                             8,846               296,960
New Jersey Resources                                     14,241               549,703
Piedmont Natural Gas                                     10,350               254,817
                                                                      ---------------
Total                                                                       1,179,780
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Conmed                                                    6,204(b,d)          109,066
Greatbatch                                                5,973(b,d)          131,645
                                                                      ---------------
Total                                                                         240,711
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.6%)
AMERIGROUP                                               10,921(b,d)          269,530
Emergency Medical Services Cl A                           3,730(b)            145,992
Gentiva Health Services                                   6,533(b,d)          139,022
HealthSpring                                             25,981(b)            328,140
Kindred Healthcare                                       23,596(b)            331,288
Landauer                                                  2,904               194,336
Magellan Health Services                                 25,357(b)            820,552
MedCath                                                   3,318(b,d)           40,015
Molina Healthcare                                        11,756(b,d)          265,098
RehabCare Group                                           3,142(b)             75,597
Triple-S Management Cl B                                 12,776(b,c,d)        218,342
Universal American Financial                             15,745(b)            143,280
                                                                      ---------------
Total                                                                       2,971,192
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Ruby Tuesday                                             16,085(b)            120,316
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
American Greetings Cl A                                  15,979               251,988
Blyth                                                     2,027(d)             86,006
Natl Presto Inds                                          1,782               143,202
                                                                      ---------------
Total                                                                         481,196
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Seaboard                                                    222               243,090
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INSURANCE (11.0%)
American Physicians Capital                               2,282              $101,526
American Physicians Service Group                         4,299                96,169
Amerisafe                                                11,193(b)            186,140
AmTrust Financial Services                                6,875                84,013
CNA Surety                                               11,014(b)            173,140
Conseco                                                  42,354(b)            131,721
Employers Holdings                                       27,323               380,336
FPIC Insurance Group                                      2,454(b,d)           84,295
Horace Mann Educators                                    25,702               291,718
IPC Holdings                                             17,166(c)            496,784
Max Capital Group                                         6,366(c)            127,129
Meadowbrook Insurance Group                              18,820(d)            148,866
Montpelier Re Holdings                                   26,430(c)            414,422
Natl Financial Partners                                  14,932(d)            111,990
Navigators Group                                          2,007(b,d)           98,965
Odyssey Re Holdings                                       4,702(d)            217,232
Platinum Underwriters Holdings                           32,096(c)          1,083,239
ProAssurance                                              8,224(b)            417,615
RLI                                                       7,068               350,643
Safety Insurance Group                                    9,304               300,147
SeaBright Insurance Holdings                              9,679(b)             94,080
Tower Group                                               6,906               172,443
Zenith Natl Insurance                                    11,103               265,029
                                                                      ---------------
Total                                                                       5,827,642
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
EarthLink                                                48,305(b)            408,177
ModusLink Global Solutions                               14,042(b)            100,119
RealNetworks                                              8,765(b,d)           25,419
United Online                                            14,112               129,548
                                                                      ---------------
Total                                                                         663,263
-------------------------------------------------------------------------------------

IT SERVICES (1.3%)
Ciber                                                    15,518(b)             51,365
CSG Systems Intl                                          6,619(b)            110,405
ManTech Intl Cl A                                         6,279(b)            334,670
MAXIMUS                                                   4,800               204,576
                                                                      ---------------
Total                                                                         701,016
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.7%)
Brunswick                                                15,001               107,707
JAKKS Pacific                                            21,298(b)            245,566
                                                                      ---------------
Total                                                                         353,273
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
Albany Molecular Research                                 1,369(b,d)           13,047
-------------------------------------------------------------------------------------

MACHINERY (2.5%)
EnPro Inds                                                3,408(b,d)           60,731
FreightCar America                                        4,993(d)             99,760
Hurco Companies                                           2,252(b,d)           43,959
John Bean Technologies                                    7,023(d)             97,339
LB Foster Cl A                                            4,033(b)            120,990
Mueller Inds                                             25,154               597,659
NACCO Inds Cl A                                           1,935                81,444
Robbins & Myers                                           4,395(d)             91,987
Wabtec                                                    4,939(d)            166,197
                                                                      ---------------
Total                                                                       1,360,066
-------------------------------------------------------------------------------------

MARINE (0.2%)
Genco Shipping & Trading                                  4,188               100,135
-------------------------------------------------------------------------------------

MEDIA (0.1%)
Natl CineMedia                                            5,022                73,874
-------------------------------------------------------------------------------------

METALS & MINING (3.1%)
AM Castle & Co                                            9,031(d)             95,277
Brush Engineered Materials                                6,300(b,d)          134,379
Century Aluminum                                         15,672(b,d)          131,331
Haynes Intl                                               2,293(b,d)           52,808
Horsehead Holding                                        39,299(b,d)          420,106
Kaiser Aluminum                                           4,071               134,587
Olympic Steel                                             5,105               130,229


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
METALS & MINING (CONT.)
Royal Gold                                                7,070              $290,436
RTI Intl Metals                                          13,751(b,d)          244,218
                                                                      ---------------
Total                                                                       1,633,371
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Dillard's Cl A                                           24,068(d)            255,361
Retail Ventures                                          21,327(b,d)           71,019
                                                                      ---------------
Total                                                                         326,380
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
CH Energy Group                                           4,288(d)            212,213
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
ATP Oil & Gas                                            12,810(b,d)           99,278
Berry Petroleum Cl A                                      6,255(d)            148,369
CVR Energy                                                9,224(b,d)           78,773
Delek US Holdings                                         5,966(d)             50,830
Knightsbridge Tankers                                     8,155(c)            128,278
Nordic American Tanker Shipping                           7,100(c,d)          217,757
Penn Virginia                                             8,389(d)            161,153
Petroleum Development                                     5,147(b)             86,675
Rosetta Resources                                        11,725(b)            121,588
Stone Energy                                             10,323(b)            112,108
Swift Energy                                             13,260(b)            261,221
USEC                                                     34,307(b,d)          132,768
VAALCO Energy                                             9,492                42,050
Western Refining                                         13,394(b,d)           87,195
                                                                      ---------------
Total                                                                       1,728,043
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Glatfelter                                                8,099                83,825
Wausau Paper                                              8,023                75,416
                                                                      ---------------
Total                                                                         159,241
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Chattem                                                   4,995(b,d)          313,037
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
Par Pharmaceutical Companies                              6,212(b,d)          100,697
Valeant Pharmaceuticals Intl                             15,331(b,d)          395,539
ViroPharma                                               26,719(b)            196,919
                                                                      ---------------
Total                                                                         693,155
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (1.7%)
CDI                                                       5,579                70,853
Heidrick & Struggles Intl                                 9,412(d)            192,853
ICF Intl                                                  2,097(b,d)           54,312
Kelly Services Cl A                                       9,041               106,322
Kforce                                                    3,534(b,d)           34,421
Korn/Ferry Intl                                          10,785(b,d)          150,019
Spherion                                                 15,184(b,d)           83,512
TrueBlue                                                 12,236(b)            155,397
Volt Information Sciences                                 8,031(b,d)           63,927
                                                                      ---------------
Total                                                                         911,616
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.4%)
Anworth Mtge Asset                                       26,056               196,462
Capstead Mtge                                            52,929               707,131
Franklin Street Properties                               13,793               196,688
Getty Realty                                              9,426(d)            211,048
Investors Real Estate Trust                              17,618(d)            164,024
MFA Financial                                            56,697               419,558
Natl Health Investors                                     5,891(d)            183,446
Natl Retail Properties                                    5,397(d)            106,375
NorthStar Realty Finance                                 47,308(d)            169,363
Omega Healthcare Investors                                5,564(d)             92,974
Realty Income                                             6,706(d)            158,127
Universal Health Realty Income Trust                      4,683               160,018
Urstadt Biddle Properties Cl A                            7,638(d)            117,549
                                                                      ---------------
Total                                                                       2,882,763
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
China Housing & Land Development                          8,507(b,c,d)         51,552
-------------------------------------------------------------------------------------

ROAD & RAIL (1.2%)
Arkansas Best                                            17,604               501,362
Saia                                                      7,186(b)            129,779
                                                                      ---------------
Total                                                                         631,141
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
OmniVision Technologies                                  14,051(b)           $185,895
Sigma Designs                                             4,864(b)             78,651
Trident Microsystems                                     21,634(b,d)           36,345
                                                                      ---------------
Total                                                                         300,891
-------------------------------------------------------------------------------------

SOFTWARE (0.2%)
EPIQ Systems                                              8,197(b,d)          131,562
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (7.9%)
Asbury Automotive Group                                  21,726               303,947
Brown Shoe                                               18,376               142,414
Buckle                                                    3,040                94,058
Build-A-Bear Workshop                                     9,576(b)             45,486
Charlotte Russe Holding                                   8,157(b)            122,437
Collective Brands                                        17,241(b)            274,477
Conn's                                                    8,722(b,d)          109,984
Dress Barn                                               11,534(b,d)          179,815
DSW Cl A                                                  6,495(b,d)           87,618
Genesco                                                  10,550(b)            229,146
Group 1 Automotive                                       14,180               417,742
Hot Topic                                                24,792(b)            191,642
Jo-Ann Stores                                             7,152(b)            166,642
Jos A Bank Clothiers                                      4,266(b)            156,093
Men's Wearhouse                                          23,849               515,376
Monro Muffler Brake                                       4,271               113,566
OfficeMax                                                12,737(d)            118,581
Pacific Sunwear of California                            39,714(b)            131,850
Rent-A-Center                                            15,138(b)            314,265
Rex Stores                                                2,373(b)             26,578
Shoe Carnival                                             5,418(b,d)           67,725
Sonic Automotive Cl A                                     9,396(d)            115,571
Stage Stores                                             14,878               185,677
Tween Brands                                             12,196(b)             88,299
                                                                      ---------------
Total                                                                       4,198,989
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Carter's                                                  7,097(b)            201,129
Jones Apparel Group                                      17,629               242,575
Skechers USA Cl A                                        12,268(b)            169,666
Steven Madden                                             1,989(b)             63,767
Weyco Group                                               2,429(d)             57,762
                                                                      ---------------
Total                                                                         734,899
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
ESSA Bancorp                                              3,487(d)             46,970
First Niagara Financial Group                            32,815               431,517
Ocwen Financial                                          15,849(b,d)          225,848
Westfield Financial                                       4,794(d)             46,598
                                                                      ---------------
Total                                                                         750,933
-------------------------------------------------------------------------------------

TOBACCO (0.2%)
Universal                                                 3,230               122,966
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
Aceto                                                     9,376                65,913
Beacon Roofing Supply                                     7,296(b)            122,354
H&E Equipment Services                                   18,986(b)            202,011
Kaman                                                     5,405(d)            103,668
                                                                      ---------------
Total                                                                         493,946
-------------------------------------------------------------------------------------

WATER UTILITIES (0.6%)
American States Water                                     2,971(d)            107,996
California Water Service Group                            5,333(d)            201,960
Connecticut Water Service                                 1,347(d)             29,136
                                                                      ---------------
Total                                                                         339,092
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Shenandoah Telecommunications                             7,154(d)            145,655
Syniverse Holdings                                       15,628(b)            273,959
USA Mobility                                             10,807               145,895
                                                                      ---------------
Total                                                                         565,509
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $49,530,215)                                                       $53,108,361
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.41%                 262,089(e)           $262,089
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $262,089)                                                             $262,089
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (22.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     12,172,574           $12,172,574
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $12,172,574)                                                       $12,172,574
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $61,964,878)(f)                                                    $65,543,024
=====================================================================================




INVESTMENTS IN DERIVATIVES


At July 31, 2009, $16,000 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Russell 2000 Mini Index          4           $222,360    Sept. 2009           $3,917
------------------------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2009, the value of foreign securities represented 5.9% of net assets.

(d) At July 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2009.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) At July 31, 2009, the cost of securities for federal income tax purposes was $62,313,186 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $7,307,158
     Unrealized depreciation                         (4,077,320)
     ----------------------------------------------------------
     Net unrealized appreciation                     $3,229,838
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2009:

                                               FAIR VALUE AT JULY 31, 2009
                             --------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
-------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $53,108,361          $--             $--        $53,108,361
-------------------------------------------------------------------------------------------
Total Equity Securities          53,108,361           --              --         53,108,361
-------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                         262,089           --              --            262,089
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         12,172,574           --                         12,172,574
-------------------------------------------------------------------------------------------
Total Other                      12,434,663           --              --         12,434,663
-------------------------------------------------------------------------------------------
Investments in Securities        65,543,024           --              --         65,543,024
Other Financial
  Instruments(c)                      3,917           --              --              3,917
-------------------------------------------------------------------------------------------
Total                           $65,546,941          $--              --        $65,546,941
-------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2009.

(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $49,530,215)              $ 53,108,361
  Affiliated money market fund (identified cost $262,089)               262,089
  Investments of cash collateral received for securities on loan
    (identified cost $12,172,574)                                    12,172,574
-------------------------------------------------------------------------------
Total investments in securities (identified cost $61,964,878)        65,543,024
Cash                                                                     12,000
Capital shares receivable                                                79,994
Dividends and accrued interest receivable                                49,689
Receivable for investment securities sold                                 4,153
Margin deposits on futures contracts                                     16,000
-------------------------------------------------------------------------------
Total assets                                                         65,704,860
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   79,994
Payable upon return of securities loaned                             12,172,574
Variation margin payable on futures contracts                             2,940
Accrued investment management services fees                               1,241
Accrued distribution fees                                                    84
Accrued transfer agency fees                                                 30
Accrued administrative services fees                                        117
Other accrued expenses                                                   58,309
-------------------------------------------------------------------------------
Total liabilities                                                    12,315,289
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 53,389,571
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     79,418
Additional paid-in capital                                           64,305,622
Undistributed net investment income                                     365,594
Accumulated net realized gain (loss)                                (14,943,126)
Unrealized appreciation (depreciation) on investments                 3,582,063
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 53,389,571
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 11,899,636
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $10,761,916            1,602,931                       $6.71(1)
Class B                     $   260,921               39,508                       $6.60
Class C                     $    77,078               11,670                       $6.60
Class I                     $42,272,925            6,285,223                       $6.73
Class R2                    $     3,052                  455                       $6.71
Class R3                    $     3,906                  582                       $6.71
Class R4                    $     6,715                1,000                       $6.72
Class R5                    $     3,058                  455                       $6.72
----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $7.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $    799,783
Interest                                                                     29
Income distributions from affiliated money market fund                    6,000
Income from securities lending                                           56,235
  Less foreign taxes withheld                                              (396)
-------------------------------------------------------------------------------
Total income                                                            861,651
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     363,926
Distribution fees
  Class A                                                                24,904
  Class B                                                                 3,242
  Class C                                                                   642
  Class R2                                                                   14
  Class R3                                                                    8
Transfer agency fees
  Class A                                                                10,074
  Class B                                                                   386
  Class C                                                                    71
  Class R2                                                                    1
  Class R3                                                                    1
  Class R4                                                                    3
  Class R5                                                                    1
Administrative services fees                                             34,017
Plan administration services fees
  Class R2                                                                    7
  Class R3                                                                    8
  Class R4                                                                   16
Compensation of board members                                             1,359
Custodian fees                                                           21,910
Printing and postage                                                     28,771
Registration fees                                                        39,532
Professional fees                                                        29,031
Other                                                                     3,760
-------------------------------------------------------------------------------
Total expenses                                                          561,684
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (77,168)
-------------------------------------------------------------------------------
Total net expenses                                                      484,516
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         377,135
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(11,066,809)
  Futures contracts                                                     (16,129)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (11,082,938)
Net change in unrealized appreciation (depreciation) on
  investments                                                         7,316,289
-------------------------------------------------------------------------------
Net gain (loss) on investments                                       (3,766,649)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (3,389,514)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                   2009         2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    377,135  $   252,553
Net realized gain (loss) on investments                        (11,082,938)  (3,864,235)
Net change in unrealized appreciation (depreciation) on
  investments                                                    7,316,289     (418,356)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (3,389,514)  (4,030,038)
---------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (28,406)     (83,613)
    Class C                                                             --          (16)
    Class I                                                       (220,730)    (249,572)
    Class R2                                                            (1)         (12)
    Class R3                                                           (10)         (23)
    Class R4                                                           (42)         (77)
    Class R5                                                           (17)         (38)
  Net realized gain
    Class A                                                             --     (316,596)
    Class B                                                             --       (9,723)
    Class C                                                             --       (1,289)
    Class I                                                             --     (625,909)
    Class R2                                                            --          (99)
    Class R3                                                            --          (99)
    Class R4                                                            --         (216)
    Class R5                                                            --          (99)
---------------------------------------------------------------------------------------
Total distributions                                               (249,206)  (1,287,381)
---------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JULY 31,                                                   2009         2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  2,450,687  $ 2,304,367
  Class B shares                                                   205,267      151,479
  Class C shares                                                    56,304       43,142
  Class I shares                                                35,465,513    4,520,154
  Class R3 shares                                                      724           --
Reinvestment of distributions at net asset value
  Class A shares                                                    11,018      127,449
  Class B shares                                                        --        9,506
  Class C shares                                                        --        1,086
  Class I shares                                                   220,690      875,178
Conversion from Class B to Class A
  Class A shares                                                    79,994       35,745
  Class B shares                                                   (79,994)     (34,745)
Payments for redemptions
  Class A shares                                                (1,511,682)  (1,630,280)
  Class B shares                                                  (115,767)    (264,607)
  Class C shares                                                   (18,418)     (26,754)
  Class I shares                                               (15,688,017)  (4,247,823)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  21,076,319    1,862,897
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         17,437,599   (3,454,522)
Net assets at beginning of year                                 35,951,972   39,406,494
---------------------------------------------------------------------------------------
Net assets at end of year                                     $ 53,389,571  $35,951,972
---------------------------------------------------------------------------------------
Undistributed net investment income                           $    365,594  $   248,710
---------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008        2007       2006(b)
Net asset value, beginning of period                 $8.76      $10.00       $9.77       $10.22
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(c)      .04(c)      .14(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (2.07)      (1.01)        .29         (.47)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.03)       (.97)        .43         (.45)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)       (.05)       (.01)          --
Distributions from realized gains                       --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------
Total distributions                                   (.02)       (.27)       (.20)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.71       $8.76      $10.00        $9.77
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $11         $13         $14          $11
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.60%       1.54%       1.73%        3.27%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.42%       1.24%       1.35%        1.40%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .61%        .44%       1.30%         .55%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%        127%          40%
-----------------------------------------------------------------------------------------------
Total return(i)                                    (23.18%)     (9.67%)      4.29%       (4.40%)(j)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.65        $9.90      $9.73       $10.22
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(c)     (.02)(c)    .05(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (2.04)       (1.01)       .31         (.49)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.05)       (1.03)       .36         (.49)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                       --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.60        $8.65      $9.90        $9.73
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--         $1          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.37%        2.29%      2.38%        4.05%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.18%        2.00%      2.11%        2.18%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         (.14%)       (.27%)      .49%        (.17%)(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                98%          87%       127%          40%
-----------------------------------------------------------------------------------------------
Total return(i)                                    (23.70%)     (10.47%)     3.51%       (4.79%)(j)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009         2008        2007      2006(b)
Net asset value, beginning of period                 $8.65        $9.90      $9.73       $10.22
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(c)     (.03)(c)    .05(c)        --
Net gains (losses) (both realized and
 unrealized)                                         (2.04)       (1.00)       .31         (.49)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.05)       (1.03)       .36         (.49)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.00)(k)     --           --
Distributions from realized gains                       --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------
Total distributions                                     --         (.22)      (.19)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.60        $8.65      $9.90        $9.73
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--          $--        $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.36%        2.29%      2.47%        4.05%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.17%        2.00%      2.11%        2.18%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         (.13%)       (.29%)      .43%        (.22%)(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                98%          87%       127%          40%
-----------------------------------------------------------------------------------------------
Total return(i)                                    (23.70%)     (10.43%)     3.51%       (4.79%)(j)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008        2007       2006(b)
Net asset value, beginning of period                 $8.78      $10.03       $9.78       $10.22
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(c)      .07(c)      .15(c)       .03
Net gains (losses) (both realized and
 unrealized)                                         (2.07)      (1.02)        .32         (.47)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.01)       (.95)        .47         (.44)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)       (.08)       (.03)          --
Distributions from realized gains                       --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------
Total distributions                                   (.04)       (.30)       (.22)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.73       $8.78      $10.03        $9.78
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $42         $23         $25           $3
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.22%       1.22%       1.19%        3.00%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.04%        .92%       1.05%        1.13%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .98%        .79%       1.43%         .91%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%        127%          40%
-----------------------------------------------------------------------------------------------
Total return                                       (22.83%)     (9.46%)      4.69%       (4.31%)(j)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008       2007(l)
Net asset value, beginning of period                 $8.75       $9.97       $10.99
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02         .02          .06
Net gains (losses) (both realized and
 unrealized)                                         (2.06)      (1.00)        (.86)
-----------------------------------------------------------------------------------
Total from investment operations                     (2.04)       (.98)        (.80)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.00)(k)    (.02)        (.03)
Distributions from realized gains                       --        (.22)        (.19)
-----------------------------------------------------------------------------------
Total distributions                                   (.00)(k)    (.24)        (.22)
-----------------------------------------------------------------------------------
Net asset value, end of period                       $6.71       $8.75        $9.97
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--         $--          $--
-----------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                                2.04%       2.03%        1.85%(f)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.71%       1.46%        1.80%(f)
-----------------------------------------------------------------------------------
Net investment income (loss)                          .31%        .23%         .77%(f)
-----------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%         127%
-----------------------------------------------------------------------------------
Total return                                       (23.28%)     (9.82%)      (7.40%)(j)
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008       2007(l)
Net asset value, beginning of period                 $8.76       $9.99       $10.99
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04         .04          .07
Net gains (losses) (both realized and
 unrealized)                                         (2.07)      (1.00)        (.85)
-----------------------------------------------------------------------------------
Total from investment operations                     (2.03)       (.96)        (.78)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)       (.05)        (.03)
Distributions from realized gains                       --        (.22)        (.19)
-----------------------------------------------------------------------------------
Total distributions                                   (.02)       (.27)        (.22)
-----------------------------------------------------------------------------------
Net asset value, end of period                       $6.71       $8.76        $9.99
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--         $--          $--
-----------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                                1.80%       1.79%        1.58%(f)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.46%       1.21%        1.55%(f)
-----------------------------------------------------------------------------------
Net investment income (loss)                          .58%        .48%        1.02%(f)
-----------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%         127%
-----------------------------------------------------------------------------------
Total return                                       (23.11%)     (9.65%)      (7.21%)(j)
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008        2007       2006(b)
Net asset value, beginning of period                 $8.78      $10.00       $9.77       $10.22
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .05(c)      .07(c)      .17(c)       .02
Net gains (losses) (both realized and
 unrealized)                                         (2.07)      (1.00)        .28         (.47)
-----------------------------------------------------------------------------------------------
Total from investment operations                     (2.02)       (.93)        .45         (.45)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)       (.07)       (.03)          --
Distributions from realized gains                       --        (.22)       (.19)          --
-----------------------------------------------------------------------------------------------
Total distributions                                   (.04)       (.29)       (.22)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.72       $8.78      $10.00        $9.77
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--         $--         $--          $--
-----------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.56%       1.52%       1.83%        3.12%(f)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.22%        .97%       1.26%        1.25%(f)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                          .80%        .73%       1.60%         .69%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%        127%          40%
-----------------------------------------------------------------------------------------------
Total return                                       (22.92%)     (9.27%)      4.42%       (4.40%)(j)
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


FISCAL PERIOD ENDED JULY 31,                         2009        2008       2007(l)
Net asset value, beginning of period                 $8.77      $10.02       $10.99
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .06         .07          .11
Net gains (losses) (both realized and
 unrealized)                                         (2.07)      (1.02)        (.86)
-----------------------------------------------------------------------------------
Total from investment operations                     (2.01)       (.95)        (.75)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)       (.08)        (.03)
Distributions from realized gains                       --        (.22)        (.19)
-----------------------------------------------------------------------------------
Total distributions                                   (.04)       (.30)        (.22)
-----------------------------------------------------------------------------------
Net asset value, end of period                       $6.72       $8.77       $10.02
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $--         $--          $--
-----------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(d),(e)                                1.27%       1.28%        1.09%(f)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.10%        .97%        1.05%(f)
-----------------------------------------------------------------------------------
Net investment income (loss)                          .92%        .72%        1.53%(f)
-----------------------------------------------------------------------------------
Portfolio turnover rate                                98%         87%         127%
-----------------------------------------------------------------------------------
Total return                                       (22.90%)     (9.50%)      (6.93%)(j)
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the year ended July 31, 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.
(k) Rounds to zero.
(l) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined Small Cap Value Fund (the Fund) is a series of RiverSource Dimensions Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in small capitalization equity securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000 Value Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At July 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R4 and Class R5 shares. At July 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 92% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2009


                            ASSET DERIVATIVES                  LIABILITY DERIVATIVES
                     -------------------------------   -------------------------------------
                     STATEMENT OF ASSETS               STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                   AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE         LOCATION       FAIR VALUE
--------------------------------------------------------------------------------------------
Equity contracts     Net                               N/A
                     assets -- unrealiz-
                     ed appreciation        $3,917*                             N/A
--------------------------------------------------------------------------------------------
TOTAL                                       $3,917                              N/A
--------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009


AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
                         IN INCOME
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------
Equity contracts                                   $(16,129)
-----------------------------------------------------------
TOTAL                                              $(16,129)
-----------------------------------------------------------



   CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
              DERIVATIVES RECOGNIZED IN INCOME
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------
Equity contracts                                    $(2,239)
-----------------------------------------------------------
TOTAL                                               $(2,239)
-----------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts was $200,000 at July 31, 2009. The monthly average gross notional contract amount for these contracts was $400,000 for the year ended July 31, 2009. The fair value of such contracts on July 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.85% to 0.725% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $2,491 for the year ended July 31, 2009. The management fee for the year ended July 31, 2009 was 0.86% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended July 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2009, other expenses paid to this company were $153.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $8,330 for Class A and $56 for Class B for the year ended July 31, 2009.


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.42%
Class B.............................................  2.18
Class C.............................................  2.17
Class I.............................................  1.04
Class R2............................................  1.71
Class R3............................................  1.46
Class R4............................................  1.22
Class R5............................................  1.10


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $ 4
Class R3............................................    4
Class R4............................................   10


The management fees waived/reimbursed at the Fund level were $77,150.

Under an agreement which was effective until July 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.43%
Class B.............................................  2.19
Class C.............................................  2.19
Class I.............................................  1.04
Class R2............................................  1.84
Class R3............................................  1.59
Class R4............................................  1.34
Class R5............................................  1.09




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Effective Aug. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sep. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.49%
Class B.............................................  2.26
Class C.............................................  2.25
Class I.............................................  1.04
Class R2............................................  1.84
Class R3............................................  1.59
Class R4............................................  1.34
Class R5............................................  1.09


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Aug. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $15,679 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $62,440,222 and $40,703,468, respectively, for the year ended July 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED JULY 31,                            2009       2008
----------------------------------------------------------------
CLASS A
Sold                                           390,536   252,923
Converted from Class B shares*                  11,922     4,333
Reinvested distributions                         1,852    14,450
Redeemed                                      (252,101) (182,613)
----------------------------------------------------------------
Net increase (decrease)                        152,209    89,093
----------------------------------------------------------------



--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                            2009       2008
----------------------------------------------------------------
CLASS B
Sold                                            30,986    16,842
Reinvested distributions                            --     1,085
Converted to Class A shares*                   (12,120)   (4,380)
Redeemed                                       (19,523)  (29,061)
----------------------------------------------------------------
Net increase (decrease)                           (657)  (15,514)
----------------------------------------------------------------

CLASS C
Sold                                             7,429     4,661
Reinvested distributions                            --       124
Redeemed                                        (2,110)   (3,091)
----------------------------------------------------------------
Net increase (decrease)                          5,319     1,694
----------------------------------------------------------------

CLASS I
Sold                                         6,190,809   474,035
Reinvested distributions                        37,091    99,227
Redeemed                                    (2,542,749) (482,981)
----------------------------------------------------------------
Net increase (decrease)                      3,685,151    90,281
----------------------------------------------------------------

CLASS R3
Sold                                               127        --
Reinvested distributions                            --        --
Redeemed                                            --        --
----------------------------------------------------------------
Net increase (decrease)                            127        --
----------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


At July 31, 2009, securities valued at $11,899,636 were on loan, secured by cash collateral of $12,172,574 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $56,235 earned from securities lending from Dec. 1, 2008 through July 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Aug. 1, 2008 to Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $43,600,556 and $43,338,468, respectively, for the year ended July 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $11,045 and accumulated net realized loss has been decreased by $11,045.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated is as follows:

                                           YEAR ENDED JULY 31,
                                      2009                      2008
                            -----------------------   -----------------------
                            ORDINARY     LONG-TERM    ORDINARY     LONG-TERM
                             INCOME    CAPITAL GAIN    INCOME    CAPITAL GAIN
-----------------------------------------------------------------------------
Class A                     $ 28,406        $--       $329,192     $ 71,017
Class B                           --         --          7,542        2,181
Class C                           --         --          1,016          289
Class I                      220,730         --        735,081      140,400
Class R2                           1         --             89           22
Class R3                          10         --            100           22
Class R4                          42         --            244           49
Class R5                          17         --            115           22


At July 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    399,215
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(14,620,644)
Unrealized appreciation (depreciation).........  $  3,225,960


For federal income tax purposes, the Fund had a capital loss carry-over of $6,787,750 at July 31, 2009, that if not offset by capital gains will expire as follows:

  2016         2017
$554,680    $6,233,070


Because of the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2009, the Fund had a post-October loss of $7,832,894 that is treated for income tax purposes as occurring on Aug. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Sept. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially

--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Small Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Dimensions Series, Inc.) as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Small Cap Value Fund of the RiverSource Dimensions Series, Inc. at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 21, 2009


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  59

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2009.

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of

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66  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


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          RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT  67

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- 2009 ANNUAL REPORT

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                               S-6397F (9/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Dimensions Series, Inc. were as follows:

                        2009 - $40,142   2008 - $39,530

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Dimensions Series, Inc. were as follows:

                           2009 - $750   2008 - $1,750

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Dimensions Series, Inc. were as follows:

                         2009 - $6,360   2008 - $6,360

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Dimensions Series, Inc. were as follows:

                             2009 - $0   2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2009 - $829,596   2008 - $621,310

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Dimensions Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date October 2, 2009


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 2, 2009